 NO DEALER, SALESPERSON OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFOR-MATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESEN-TATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST, THE IN-VESTMENT ADVISER, OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                ---------------

DISTRIBUTOR AND SHAREHOLDER SERVICE AGENT:

Wayne Hummer Investments L.L.C.
300 South Wacker Drive
Chicago, Illinois 60606

INVESTMENT ADVISER AND PORTFOLIO ACCOUNTING AGENT:

Wayne Hummer Management Company
300 South Wacker Drive
Chicago, Illinois 60606

AUDITORS:

Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

COUNSEL:

Vedder, Price, Kaufman & Kammholz
222 North LaSalle Street
Chicago, Illinois 60601

CUSTODIAN AND TRANSFER AND DIVIDEND PAYING AGENT:

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

                                ---------------

                               TABLE OF CONTENTS

                                                                            PAGE

Summary of Expense Information..............................................  2
Financial Highlights for the Growth Fund....................................  2
Financial Highlights for the Income Fund....................................  3
Introduction................................................................  4
Investment Objectives, Policies and Restrictions of the Funds...............  4
Purchase of Shares..........................................................  9
Redemption of Shares........................................................ 11
Transactions through Broker-Dealers and Agents other than Wayne Hummer...... 11
Management of the Trust..................................................... 11
Dividends and Capital Gains Distributions................................... 12
Taxes....................................................................... 13
Performance Information..................................................... 13
Description of Shares....................................................... 14
Determination of Net Asset Value............................................ 15
Impact of Year 2000......................................................... 16
Reports to Shareholders..................................................... 16

         [LOGO OF WAYNE HUMMER INVESTMENT TRUST A NO-LOAD MUTUAL FUND]

300 South Wacker Drive, Chicago, Illinois 60606

Wayne Hummer Investment Trust (the "Trust") is a no-load, diversified, open-end management investment company consisting of two investment portfolios (referred to individually as a "Fund" and collectively as "Funds") each operating as a separate mutual fund with its own investment objectives and policies designed to meet its specific investment goals. The primary investment objective of the Trust's Wayne Hummer Growth Fund (the "GROWTH FUND") is long-term capital growth. Current income is a secondary objective. The Growth Fund pursues its objectives primarily through investment in common stocks and other securities that the Trust's investment adviser believes have potential for long-term capi-tal growth. The investment objective of the Trust's Wayne Hummer Income Fund (the "INCOME FUND") is to achieve as high a level of current income as is con-sistent with prudent investment management. The Income Fund pursues its objec-tive primarily through investment in publicly-traded, investment grade debt se-curities. An investment in the Trust is not a deposit or obligation of or guar-anteed or issued by any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. Assistance with opening an account and information about the Trust may be obtained from Wayne Hummer Investments L.L.C. ("Wayne Hummer") at the above address or by telephone at one of the fol-lowing numbers:

                        CHICAGO RESIDENTS (312) 431-1700
                            TOLL-FREE (800) 621-4477

This prospectus sets forth concisely information about the Trust that a pro-spective investor ought to know before investing. Please read this prospectus and retain it for future reference. A Statement of Additional Information dated July 31, 1998 (which is incorporated herein by reference) has been filed with the Securities and Exchange Commission. It may be obtained from the Trust at no charge by calling one of the numbers listed above or by writing to Wayne Hummer at the above address.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                    [LOGO OF WAYNE HUMMER INVESTMENTS LLC]

                                ---------------

                 The date of this prospectus is July 31, 1998.

                        SUMMARY OF EXPENSE INFORMATION

                                                                      FUND
                                                                  -------------
                                                                  GROWTH INCOME
                                                                  ------ ------
Shareholder Transaction Expenses
 Maximum Sales Load Imposed on Purchases or Reinvested Divi-
  dends..........................................................  None   None
 Deferred Sales Load.............................................  None   None
 Redemption Fee..................................................  None   None
 Exchange Fee....................................................  None   None
Annual Trust Operating Expenses (as a percentage of average net assets)
 Management Fees.................................................  .77%   .50%
 12b-1 Fees......................................................  None   None
 Other Expenses (primarily custodian, transfer agent and profes-
  sional fees)...................................................  .19%   .51%
                                                                   ----  -----
   Total Trust Operating Expenses................................  .96%  1.01%
                                                                   ====  =====

                                          FUND  1 YEAR 3 YEARS 5 YEARS 10 YEARS
EXAMPLE                                  ------ ------ ------- ------- --------
An investor would pay the following ex-
 penses on a $1,000 investment, assum-
 ing (1) a 5% annual return, and (2)
 redemption at the end of each time pe-
 riod. As noted in the table above, the
 Trust does not charge any redemption
 fee...................................  Growth  $10     $31     $53     $118
                                         Income  $10     $32     $56     $124

  The purpose of the preceding table and example is to assist investors in understanding the various costs and expenses that an investor (referred to herein as a "Shareholder") in the Trust will bear, directly and indirectly. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown. The example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission and is not intended to be representative of past or future performance of the Trust. See "MANAGEMENT OF THE TRUST" and "FINANCIAL HIGHLIGHTS" for further information.

                   FINANCIAL HIGHLIGHTS FOR THE GROWTH FUND
                (for a Share outstanding throughout each year)
  The table below reflects the results of the Growth Fund's operation for each of the ten fiscal years in the period ended March 31, 1998. The Growth Fund's audited financial statements and information in the table for the most recent five years, including the report thereon of Ernst & Young LLP, independent auditors, are included in the Growth Fund's annual report for the year ended March 31, 1998 which is incorporated by reference into the Statement of Additional Information. The Growth Fund's annual report also contains additional performance information. The Statement of Additional Information and/or the Annual Report may be obtained from Wayne Hummer upon request and without charge.

                                                          YEAR ENDED MARCH 31,
                           --------------------------------------------------------------------------------------------
                             1998      1997      1996     1995     1994      1993     1992     1991     1990     1989
                           --------  --------  --------  -------  -------   -------  -------  -------  -------  -------
 NET ASSET VALUE,
  BEGINNING OF YEAR......    $28.03    $26.37    $23.43  $ 21.23   $21.72    $20.17   $18.04   $16.54   $14.45   $13.79
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income...      0.19       .26       .32      .32      .28       .28      .36      .46      .30      .27
 Net realized and
  unrealized gains
  (losses) on
  investments............     10.57      2.69      3.41     2.40    (0.42)     1.70     2.32     2.23     2.39     0.75
                           --------  --------  --------  -------  -------   -------  -------  -------  -------  -------
  Total from investment
   operations............     10.76      2.95      3.73     2.72    (0.14)     1.98     2.68     2.69     2.69     1.02
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income......     (0.20)    (0.29)    (0.31)   (0.31)   (0.28)    (0.29)   (0.39)   (0.44)   (0.24)   (0.20)
 Distributions from net
  realized gain on
  investments............     (2.49)    (1.00)    (0.48)   (0.21)   (0.07)    (0.14)   (0.16)   (0.75)   (0.36)   (0.16)
                           --------  --------  --------  -------  -------   -------  -------  -------  -------  -------
  Total distributions....     (2.69)    (1.29)    (0.79)   (0.52)   (0.35)    (0.43)   (0.55)   (1.19)   (0.60)   (0.36)
                           --------  --------  --------  -------  -------   -------  -------  -------  -------  -------
 NET ASSET VALUE, END OF
  YEAR...................    $36.10    $28.03    $26.37   $23.43   $21.23    $21.72   $20.17   $18.04   $16.54   $14.45
                           ========  ========  ========  =======  =======   =======  =======  =======  =======  =======
 TOTAL RETURN............     40.57%    11.61%    16.15%   13.04%   (0.69)%    9.94%   15.14%   17.47%   18.88%    7.58%
 RATIOS AND SUPPLEMENTARY
  DATA
 Net assets, end of year
  (000's)................  $140,743  $104,214  $102,608  $94,770  $92,391   $93,198  $55,837  $32,445  $24,988  $21,174
 Ratio of expenses to
  average net
  assets (a).............      0.96%     0.99%     1.06%    1.07%    1.07%     1.12%    1.23%    1.36%    1.50%    1.50%
 Ratio of net investment
  income to average net
  assets (a).............      0.58%     0.97%     1.29%    1.44%    1.33%     1.41%    2.01%    2.87%    1.91%    1.83%
 Portfolio turnover rate.         7%        9%        6%       3%       2%        1%       3%      13%       3%      12%
 Average commission rate.    0.0569    0.0551        --       --       --        --       --       --       --       --

-------
NOTE TO FINANCIAL HIGHLIGHTS FOR THE GROWTH FUND:
(a) During the year ended March 31, 1989, expenses in excess of the expense limitation of 0.39%, were reimbursed by the Investment Adviser.

LOGO

                   FINANCIAL HIGHLIGHTS FOR THE INCOME FUND
                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

  The table below reflects the results of the Income Fund's operation for the twelve month periods ended March 31, 1998, 1997, 1996, 1995 and 1994 and for the four month period ended March 31, 1993 (since the Income Fund's inception December 1, 1992). The Income Fund's audited financial statements and information in the table, including the report thereon of Ernst & Young LLP, independent auditors, are included in the Income Fund's annual report for the year ended March 31, 1998 which is incorporated by reference into the Statement of Additional Information. The Income Fund's annual report also contains performance information. The Statement of Additional Information and/or the annual report may be obtained from Wayne Hummer upon request and without charge.

                                                                         DECEMBER
                                                                         1, 1992
                                                                         THROUGH
                                   YEAR ENDED MARCH 31,                   MARCH
                          ---------------------------------------------    31,
                           1998     1997     1996     1995       1994    1993(A)
                          -------  -------  -------  -------    -------  --------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD.........  $ 14.66  $ 14.95  $ 14.69  $ 15.10    $ 15.41  $ 15.00
INCOME FROM INVESTMENT
 OPERATIONS:
  Net investment income.     0.94     0.92     1.02     0.99       0.95     0.25
  Net realized and
   unrealized gains
   (losses) on invest-
   ments................     0.72    (0.29)    0.26    (0.42)     (0.26)    0.41
                          -------  -------  -------  -------    -------  -------
    Total from invest-
     ment operations....     1.66     0.63     1.28     0.57       0.69     0.66
LESS DISTRIBUTIONS:
  Dividends from net in-
   vestment income......    (0.94)   (0.92)   (1.02)   (0.98)     (0.95)   (0.25)
  Dividends from net re-
   alized gains on
   investments..........     0.00     0.00     0.00     0.00(d)   (0.05)    0.00
                          -------  -------  -------  -------    -------  -------
    Total distributions.    (0.94)   (0.92)   (1.02)   (0.98)     (1.00)   (0.25)
                          -------  -------  -------  -------    -------  -------
NET ASSET VALUE, END OF
 PERIOD.................  $ 15.38  $ 14.66  $ 14.95  $ 14.69     $15.10   $15.41
                          =======  =======  =======  =======    =======  =======
TOTAL RETURN............    11.25%    4.32%    8.79%    4.16%      4.42%    4.31%
RATIOS AND SUPPLEMENTARY
 DATA
  Net assets, end of pe-
   riod (000's).........  $21,304  $21,998  $25,398  $26,352    $33,652  $19,135
  Ratio of expenses to
   average net assets...     1.01%    1.01%    0.91%    0.94%      1.13%    1.39%(b)(c)
  Ratio of net invest-
   ment income to aver-
   age net assets.......     6.00%    6.25%    6.80%    6.70%      6.14%    5.58%(b)(c)
  Portfolio turnover
   rate.................       28%      39%      46%      32%        86%     141%(c)

NOTES TO FINANCIAL HIGHLIGHTS FOR THE INCOME FUND:
(a) Commencement of operations was December 1, 1992.
(b) During the fiscal period ended March 31, 1993, expenses in excess of the expense limitation of 0.10% were reimbursed by the Investment Adviser.
(c) Determined on an annualized basis.
(d) Less than $.01 per share.

                                     LOGO

                                 INTRODUCTION

  The Trust is a no-load, diversified, open-end management investment company organized as a Massachusetts business trust on September 29, 1983, and consisting of two Funds, each operating as a separate mutual fund with its own investment objectives and policies designed to meet its specific investment goals. An objective of the Trust is to provide its investors with access to professional advice and portfolio management resources that are normally beyond the reach of most individual investors. As a "no-load" mutual fund, the Trust imposes no commissions or charges on its investors when its shares of either Fund ("Shares" or "Trust Shares") are purchased or redeemed. Shares are distributed by Wayne Hummer pursuant to a Distribution Agreement. See "MANAGEMENT OF THE TRUST."

         INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS OF THE FUNDS

  GROWTH FUND. The primary investment objective of the Growth Fund is to achieve long-term capital growth. Current income is a secondary objective. The Growth Fund pursues these investment objectives by investing primarily in common stocks that the Growth Fund's investment adviser believes have good long-term growth possibilities, such as the common stocks of companies in cyclical industries during periods when their common stocks appear to possess above average potential for capital appreciation. Due to market fluctuations and the risks inherent in the ownership of all common stocks and other investments, there can be no assurance that the Growth Fund will achieve its objectives. The Growth Fund will, however, seek to reduce these risks through careful management and by investing in a diversified portfolio to enhance opportunities for above average long-term growth of capital. The Growth Fund's investment objectives may be changed by the Board of Trustees without shareholder approval.

  Although the Growth Fund normally invests primarily in common stocks of domestic corporations, occasionally, when such securities are believed to offer good opportunities for long-term capital growth, the Growth Fund may make limited investments in preferred stocks and bonds and convertible debentures rated not less than BBB by Standard and Poor's Corporation ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's"). Like higher rated securities, securities rated in the BBB or Baa categories are considered to have adequate capacity to pay principal and interest, although they may have fewer protective provisions than higher rated securities and thus may be adversely affected by severe economic circumstances and are considered to have speculative characteristics with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation than is the case with securities in the higher rating categories. If a defensive position is deemed desirable due to a change in economic or market conditions, the Growth Fund may, as discussed more fully below, purchase put and call options, including stock index options, and write covered call options. The Growth Fund may also invest on a temporary defensive basis all or part of its assets in fixed income securities such as investment-grade commercial paper and corporate bonds, United States Government securities, certificates of deposit, bankers' acceptances, variable rate notes or other money market instruments (such as short-term corporate debt instruments), or it may retain cash.

  The Growth Fund usually makes investments with the intention of holding such investments for at least six months, although purchases and sales of securities will be made whenever necessary to achieve the Growth Fund's investment objective. During any period when changing market or economic conditions are foreseen, shifts in portfolio emphasis could increase the rate of portfolio turnover. This may increase the amount of expenses and brokerage commissions incurred by the Growth Fund. Because the major portion of the Growth Fund's investment portfolio normally consists of common stocks, its net asset value may be subject to greater fluctuation than a portfolio containing a substantial portion of fixed income securities.

  The Growth Fund may invest up to 5% of its net assets in put and call options traded on national securities exchanges, including put and call options on stock indices, and may write (sell) covered call options on securities held in the Growth Fund's investment portfolio. The aggregate market value of portfolio securities underlying options written by the Growth Fund may not exceed 25% of the Growth Fund's net assets. Option transactions will be used primarily to hedge the Growth Fund's investment portfolio and to protect portfolio securities from unexpected downturns in the market. The effectiveness of these investment techniques depends on the investment adviser's ability to predict movements in both interest rates and stock prices. The risks involved in writing (selling) covered call options include the possible inability to effect closing transactions at favorable prices and the inability to participate in any appreciation of the underlying securities above the exercise price. The risks involved in purchasing put or call options include the possible loss of the entire premium paid.

                                     LOGO

  In selecting its portfolio investments, the Growth Fund is subject to certain restrictions and limitations which are fundamental policies of the Growth Fund. For instance, the Growth Fund may not invest more than 5% of its total assets in the securities of any one issuer (other than the United States Government, its agencies or instrumentalities) or own more than 10% of the outstanding securities, or more than 10% of the outstanding voting securities, of any one issuer. The Growth Fund also may not invest more than 25% of its total assets in any one industry.

  If any of the foregoing percentage restrictions are adhered to at the time of investment, a later increase or decrease in percentage ownership resulting from a change in the value of the Growth Fund's assets will not result in a violation. A more detailed discussion of the Growth Fund's investment practices and restrictions and a discussion of their associated risks are contained in the Trust's Statement of Additional Information under "Investment Objectives, Policies and Restrictions."

  INCOME FUND. The investment objective of the Income Fund is to achieve as high a level of current income as is consistent with prudent investment management. The Income Fund pursues its objective primarily through investment in publicly-traded, investment grade debt securities. The Income Fund's assets may be invested in a number of types of securities including, but not limited to, the following: (1) U.S. dollar-denominated corporate debt securities (domestic or foreign) which are rated not less than Baa by Moody's or BBB by S&P; (2) obligations of, or guaranteed by, the United States of America, its agencies or instrumentalities; (3) obligations (payable in U.S. dollars) of, or guaranteed by, the Government of Canada or any instrumentality or political subdivision thereof; (4) municipal debt obligations issued by states, territories or possessions of the United States or the District of Columbia or their political subdivisions, agencies or instrumentalities, or multistate agencies or authorities; (5) commercial paper rated Prime-1 or Prime-2 by Moody's or A-1 or A-2 by S&P; (6) bank certificates of deposit or banker's acceptances issued by domestic or Canadian chartered banks having total deposits in excess of $1 billion; (7) time deposits issued by domestic banks having total deposits in excess of $1 billion and foreign branches of such banks; (8) options on securities and on indices as described below to hedge its portfolio investments and not for speculation; (9) financial futures contracts and options on financial futures contracts to hedge its portfolio investments and not for speculation; (10) convertible securities which are convertible into common stock or other equity securities; and (11) cash or cash equivalents for temporary defensive purposes. Any securities that are restricted as to disposition under the federal securities laws or are otherwise considered to be illiquid will not exceed 15% of the net assets of the Income Fund. A more detailed discussion of the Income Fund's investment practices and restrictions and a discussion of their associated risks are contained in the Trust's Statement of Additional Information under "Investment Objectives, Policies and Restrictions."

  Under normal market conditions, the Income Fund invests at least 65% of its assets in securities with an average life of between three and ten years, and expects that the dollar-weighted average life of its portfolio will be between three and ten years. Average life is the weighted average period over which the investment adviser expects the principal to be paid, and differs from stated maturity in that it estimates the effect of expected principal prepayments and call provisions. With respect to Government National Mortgage Association ("GNMA") securities and other mortgage-backed securities, average life is likely to be substantially less than the stated maturity of the mortgages in the underlying pools. With respect to obligations with call provisions, average life is typically the next call date on which the obligation reasonably may be expected to be called. Securities without prepayment or call provisions generally have an average life equal to their stated maturity. During periods of rising interest rates, the average life of mortgage-backed securities and callable obligations may increase substantially because they are not likely to be prepaid, which may result in greater net asset value fluctuation.

  The Income Fund also may invest in other preferred or debt securities (including those convertible into or carrying warrants to purchase common stocks or other equity interests, and privately placed debt securities) that the investment adviser considers likely to yield relatively high income in relation to cost.

  There are market and investment risks with any security and the value of an investment in the Income Fund may fluctuate over time. Normally, the value of the Income Fund's investments varies inversely with changes in interest rates. There can be no assurance that the objective of the Income Fund will be achieved. Corporate debt securities rated within the four highest grades by Moody's or S&P are generally considered to be "investment grade." Like higher rated debt securities, securities rated in the Baa or BBB categories are considered to have adequate capacity to pay principal and interest, although they may have fewer protective provisions than higher rated securities and thus may be adversely affected by severe economic circumstances and are considered to have speculative characteristics. The Income Fund

                                     LOGO
may invest up to 20% of its total assets in fixed income securities that are rated below Baa by Moody's or BBB by S&P or are non-rated. For a discussion of lower rated and non-rated securities and related risks, see "Special Risk Factors--High Yield (High Risk) Bonds" below. The characteristics of the rating categories are described in the Trust's Statement of Additional Information under "Appendix A--Ratings of Investments."

  The Income Fund may purchase put and call options traded on national securities exchanges or the Chicago Board of Trade, including put and call options on stock indices and interest rates, and may write (sell) covered call options on securities held in the Income Fund's investment portfolio. The aggregate market value of portfolio securities underlying options written by the Income Fund may not exceed 5% of the Income Fund's net assets. Option transactions will be used to hedge the Income Fund's investment portfolio and to protect portfolio securities from unexpected downturns in the market. The effectiveness of these investment techniques depends on the investment adviser's ability to predict movements in both interest rates and stock prices. The risks involved in writing (selling) covered call options include the possible inability to effect closing transactions at favorable prices and the inability to participate in any appreciation of the underlying securities above the exercise price. The risks involved in purchasing put or call options include the possible loss of the entire premium paid.

  In selecting its portfolio investments, the Income Fund is subject to certain restrictions and limitations which are fundamental policies of the Income Fund. For instance, the Income Fund may not invest more than 5% of its total assets in the securities of any one issuer (other than the United States, its agencies or instrumentalities) or own more than 10% of the outstanding securities, or more than 10% of the outstanding voting securities, of any one issuer. The Income Fund also may not invest more than 25% of its total assets in any one industry.

  If any of the foregoing percentage restrictions are adhered to at the time of investment, a later increase or decrease in percentage ownership resulting from a change in the value of the Income Fund's assets will not result in a violation. A more detailed discussion of the Income Fund's investment practices and restrictions and a discussion of their associated risks are contained in the Trust's Statement of Additional Information under "Investment Objectives, Policies and Restrictions."

  SPECIAL RISK FACTORS--HIGH YIELD (HIGH RISK) BONDS. Subject to its specific investment objective and policies as described above, the Income Fund may invest up to 20% of its assets in fixed-income securities below investment grade offering high current income. Such high yield (high risk), fixed-income securities ordinarily will be in the lower rating categories of recognized rating agencies or will be non-rated. Lower rated and non-rated securities, which are sometimes referred to by the popular press as "junk bonds," have widely varying characteristics and qualities. These lower-rated or non-rated fixed-income securities are considered, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

  The market values of such lower rated or non-rated securities tend to react to individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Such securities also tend to be more sensitive to economic conditions than higher rated securities. Adverse publicity and investor perceptions regarding lower rated and non-rated securities, whether or not based on fundamental analysis, may depress the prices for such securities. These and other factors adversely affecting the market value of high yield securities will adversely affect the Income Fund's net asset value.

  High yield securities frequently are issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or a corporate takeover. Companies that issue such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or recession, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing among other factors. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Although some risk is inherent in all securities ownership, holders of fixed income securities have

                                     LOGO
a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in fixed income securities generally entails less risk than an investment in common stock of the same issuer.

  The Income Fund may have difficulty disposing of certain high yield securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, the Income Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price of such securities. The Income Fund's ability to dispose of particular issues may also make it more difficult for the Income Fund to obtain accurate market quotations for purposes of valuing the Income Fund's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

  Municipal Obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities. While in general, Municipal Obligations are tax exempt securities having relatively low yields as compared to taxable, non-municipal obligations of similar quality, certain issues of Municipal Obligations, offer yields comparable to and in some cases greater than the yields available on other permissible Income Fund investments. Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations are classified as general obligation bonds, revenue bonds or notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities although such agreements are obligations of a municipality, no assurance can be given that the municipality will appropriate funds for such lease payments. Municipal Obligations bear fixed, variable or floating rates of interest. The Income Fund may invest in Municipal Obligations, the ratings of which correspond with the ratings of other permissible Income Fund investments. Dividends received by shareholders of Income Fund attributable to interest income received by the Income Fund from Municipal Obligations will be subject to federal income tax.

  Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association ("GNMA") pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association ("Freddie Mac"), by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. Government provides financial support to such U.S. Government sponsored agencies or instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law. The Income Fund will invest in such securities only when it is satisfied that the credit risk with respect to the issuer is minimal.

  Additional information concerning high yield (high risk) securities appears in the Trust's Statement of Additional Information under "Appendix A--Ratings of Investments."

  ADDITIONAL INVESTMENT INFORMATION. Zero coupon securities and pay-in-kind bonds involve additional special considerations. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified cash payment date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amount or par value. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities paying interest

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currently having similar maturities and credit quality. Zero coupon, pay-in-kind or deferred interest bonds carry additional risk in that, unlike bonds that pay interest throughout the period to maturity, the Income Fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Income Fund may obtain no return at all on its investment. In addition, pay-in-kind bonds are generally issued by corporations whose cash flows are currently insufficient to service the intended debt and whose balance sheets already reflect a significant amount of debt. The utilization of pay-in-kind bonds has the effect of adding to this debt burden and results in greater risk to the investor.

  Current federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind bonds (bonds which pay interest through the issuance of additional bonds) to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a registered investment company and avoid liability for federal income and excise taxes, the Income Fund will be required to distribute income accrued with respect to these securities and may be required to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

  The Income Fund will not normally engage in the trading of securities for the purpose of realizing short-term profits, but will adjust its portfolio as considered advisable in view of prevailing or anticipated market conditions and its investment objective. Accordingly, the Income Fund may sell fixed income securities in anticipation of a rise in interest rates. Frequency of portfolio turnover will not be a limiting factor should the investment adviser deem it desirable to purchase or sell securities. Higher portfolio turnover involves correspondingly greater brokerage commissions or other transaction costs. Higher portfolio turnover may result in the realization of greater net short-term capital gains.

  The Income Fund may take full advantage of the entire range of maturities of fixed income securities and may adjust the average maturity of its portfolio from time to time, depending upon its assessment of relative yields on securities of different maturities and its expectations of future changes in interest rates. Thus, the average maturity of its portfolio may be relatively short (under 5 years, for example) at some times and relatively long (over 15 years, for example) at other times. Generally, since the values of short-term debt securities tend to be more stable than longer term debt securities, the portfolio's average maturity will be shorter when interest rates are expected to rise and longer when interest rates are expected to fall.

  Neither the Growth Fund nor the Income Fund may borrow money except for temporary or emergency purposes and not for leverage purposes, and then only in an amount up to 5% of the net assets of the Growth Fund and up to 10% of the net assets of the Income Fund, in order to meet redemption requests without immediately selling any portfolio securities or other assets. These Funds may not pledge their assets in an amount exceeding the amount of the borrowings secured by such pledge.

  DELAYED DELIVERY TRANSACTIONS. The Income Fund may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions involve a commitment by the Income Fund to purchase or sell securities with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price or yield to the Income Fund at the time of entering into the transaction. The value of fixed yield securities to be delivered in the future will fluctuate as interest rates vary. Because the Income Fund is required to set aside cash or liquid high grade securities to satisfy its commitments to purchase when-issued or delayed delivery securities, flexibility to manage the Income Fund's investments may be limited if commitments to purchase when-issued or delayed delivery securities were to exceed 25% of the value of its assets.

  To the extent the Income Fund engages in when-issued or delayed delivery transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Income Fund's investment objective and policies and not for the purpose of investment leverage or to speculate in interest rate changes. The Income Fund will make commitments to purchase securities on a when-issued or delayed delivery basis only with the intention of actually acquiring the securities, but the Income Fund reserves the right to sell these securities before the settlement date if deemed advisable. See "Investment Objectives, Policies and Restrictions" in the Statement of Additional Information.

  ASSET-BACKED SECURITIES. The Income Fund may invest in asset-backed securities. Asset-backed securities are securities which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). Asset-backed commercial paper,

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one type of asset-backed security, is issued by a special purpose entity organized solely to issue the commercial paper and to purchase the interest in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

  The underlying assets (e.g., loans) are often subject to prepayments which shorten the securities' weighted average life and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution providing the credit support or enhancement.

  COLLATERALIZED MORTGAGE OBLIGATIONS. The Income Fund may invest in collateralized mortgage obligations (CMOs). CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Income Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

  MORTGAGE-BACKED SECURITIES. The Income Fund may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Some of these securities, such as GNMA certificates, are backed by the full faith and credit of the U.S. Treasury while others, such as Freddie Mac certificates, are not.

  Mortgage-backed securities are securities representing interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Income Fund. Unscheduled prepayments of principal shorten the securities' weighted average life and may lower their total return. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

  REPURCHASE AGREEMENTS. The Income Fund may enter into repurchase agreements with a securities dealer or a bank which is a member of the Federal Reserve System. In the event of a bankruptcy or default of certain sellers of repurchase agreements, the Income Fund could experience costs and delays in liquidating the underlying security, which is held as collateral, and the Income Fund might incur a loss if the value of the collateral held declines during this period. There is no limit on the percentage of the portfolio's total assets that may be invested in repurchase agreements, except that repurchase agreements maturing in more than 7 days, together with any securities that are restricted as to disposition under the federal securities laws or are otherwise considered to be illiquid, will not exceed 15% of the net assets of the Income Fund.

  PREFERRED STOCK. Without regard to quality, the Income Fund may invest up to 25% of its total assets (not including cash) in preferred stock. Preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims on the company's earnings and assets before common stock owners, but after bond owners.

                              PURCHASE OF SHARES

  The Trust's Shares are offered on a continuous basis and sold without a sales load at their net asset value next determined after an order in proper form and payment is received. See "DETERMINATION OF NET ASSET VALUE." The minimum initial investment for the Growth Fund is generally $1,000 and subsequent investments must generally be at least $500. The minimum initial investment for the Income Fund is generally $2,500 and subsequent investments must generally be at least $1,000. The foregoing minimum investments may be lower for custodian accounts and accounts that are part of an employer sponsored and administered 401(K) pension plan. Investments may be made in any amount in excess of these minimums. Shares may be purchased through the Trust's Distributor, Wayne Hummer, after establishing a brokerage account with Wayne Hummer. There is no charge for opening such a brokerage account and no sales charge for purchasing Shares through Wayne Hummer. The Trust reserves the right, in its sole discretion, to vary at any time the initial and subsequent investment minimums, to withdraw the offering or to refuse any purchase order.

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  To purchase Shares of the Trust, a new investor should mail a completed new account application to the Trust's Distributor and Shareholder Service Agent, Wayne Hummer, 300 South Wacker Drive, Chicago, Illinois 60606, and a brokerage account will then be established in the name of the investor. An investor who already maintains a brokerage account with Wayne Hummer should contact his or her investment executive to purchase Shares of the Trust. Purchases will be effected through the investor's brokerage account and all Shares purchased are entered and credited to the account. Payment for Trust Shares must be made to Wayne Hummer in cash or by check, draft or wire transfer unless the necessary funds are already available as a free credit balance in the investor's brokerage account. Trust Shares may be purchased through Wayne Hummer in person, by mail or, where an investor already has a free credit balance in his or her brokerage account, by telephone. Orders received by Wayne Hummer with payment prior to the close of trading on the New York Stock Exchange (generally 3:00 p.m. Chicago time) will be effected that business day. Orders received after that time will be effected the next business day. In the case of an order for the purchase of Trust Shares paid for by check, Wayne Hummer advances federal funds on behalf of the Shareholder, though if the check is subsequently dishonored, Wayne Hummer has the right to redeem such Trust Shares and to retain any dividends or distributions made with respect thereto. The Trust may suspend the determination of the net asset value, which would delay the normal processing of orders, in certain unusual circumstances. See "DETERMINATION OF NET ASSET VALUE." "Business day" as used in this prospectus means any day that the New York Stock Exchange and federal banks in both Illinois and Massachusetts are open for business.

  SYSTEMATIC INVESTMENT PLAN. Shareholders of the Trust (except retirement plan accounts) can arrange to have a pre-authorized amount ($100 minimum) drawn on their bank account and automatically invested in the specific Fund(s) of the Trust on a specified day of each month. An authorization agreement which contains details of the plan can be obtained from the Shareholder's Wayne Hummer investment executive. The Systematic Investment Plan may be terminated by the Trust at any time and by the Shareholder at any time by notifying his or her investment executive.

  PAYROLL DIRECT DEPOSIT PLAN. Once a Shareholder meets the minimum initial investment requirement of the specific Fund(s), additional Shares of the respective Fund(s) may be purchased through Payroll Direct Deposit. Through this Plan, periodic investments (minimum $100) are made automatically from the Shareholder's payroll check into his or her existing Trust account. By enrolling in the Plan, the Shareholder authorizes his or her employer or its agents to deposit a specified amount from the Shareholder's payroll check into the Trust's bank account for the purchase of additional Shares. In most cases, the Shareholder's Trust account will be credited the day after the amount is received by the Trust's bank. In order to participate in the Plan, the Shareholder's employer must have direct deposit capabilities through Automated Clearing House available to its employees. The Plan may be used for other direct deposits, such as social security checks, military allotments, and annuity payments.

  To establish Payroll Direct Deposit, a Shareholder should call his or her investment executive to obtain the necessary information. Once the Plan is established, a Shareholder may alter the amount of the deposit, alter the frequency of the deposit, or terminate participation in the Plan by notifying his or her employer.

  EXCHANGE PRIVILEGE. Shareholders of the Trust have the unlimited privilege (without charge) of exchanging their Shares of the Growth Fund or the Income Fund for each other or for shares of the Wayne Hummer Money Fund Trust, a money market mutual fund (the "Money Fund"). Similarly, shares of the Money Fund may be exchanged for Shares of the Growth Fund and/or the Income Fund without charge. A Shareholder desiring to utilize the exchange privilege should contact his or her Wayne Hummer investment executive at the phone number or address shown on the cover of this prospectus to obtain information about the Money Fund and exchange procedures. However, exchanges may only be made for such Funds which are available for sale in the Shareholder's state of residence. No guarantee can be made as to the availability of the telephone exchange privilege (or the telephone redemption privilege discussed below) during emergency situations or unusual market conditions. Before exchanging Trust Shares, Shareholders should read the Money Fund prospectus carefully. Exchanges will be effected through the redemption of Trust Shares tendered for exchange and the purchase of Money Fund shares at their respective net asset values next determined after receipt by Wayne Hummer of the exchange request. For federal income tax purposes, an exchange constitutes a sale with respect to which a gain or loss may be realized depending upon whether the value of the Trust Shares being exchanged is more or less than the Shareholder's adjusted cost basis.

  RETIREMENT PLANS. Wayne Hummer provides several prototype self-directed retirement plans, including an Individual Retirement Account Plan, a Simplified Employee Pension Plan and a Defined Contribution Plan (formerly "Keogh Plan"), through which an investor may invest in the Trust on a tax-sheltered basis. The minimum initial purchase

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of Growth Fund Shares with respect to each account under the various types of retirement plans is $500 and subsequent investments must be at least $200. The minimum initial purchase of Income Fund Shares with respect to each account under the various types of retirement plans is $2,000 and subsequent investments must be at least $500. Orders for Trust Shares to be purchased for a retirement plan account must be placed by Wayne Hummer. A retirement plan account may combine investments in Trust Shares with investments in shares of Wayne Hummer Money Fund Trust or in other securities purchased through Wayne Hummer.

  Additional information on retirement plans provided by Wayne Hummer, including a description of applicable service fees and limitations on contributions and withdrawals, may be obtained by calling Wayne Hummer at the telephone numbers shown on the cover of this prospectus or by writing to Wayne Hummer, Attention: Retirement Plans Department, 300 South Wacker Drive, Chicago, Illinois 60606.

                             REDEMPTION OF SHARES

  Trust Shares may be redeemed without charge at any time at their net asset value next determined after the redemption order is received in proper form. The value of a Shareholder's Trust Shares upon redemption may be more or less than the cost of such Shares, depending on the net asset value of the Trust's Shares at the time of redemption.

  A Shareholder may redeem Trust Shares through his or her Wayne Hummer investment executive by telephone, mail or in person. Such redemption requests should state the Shareholder's account number. A redemption request received by Wayne Hummer prior to the close of trading on the New York Stock Exchange is effected that day and the proceeds credited to the Shareholder's Wayne Hummer brokerage account the next business day. A redemption request received after the close of trading will be effected the next business day. The telephone redemption procedure may be terminated by the Trust or Wayne Hummer at any time. If, at the time the redemption request is made, a Shareholder has requested that Wayne Hummer transmit the redemption proceeds by mail, the proceeds normally will be mailed on the day they are credited to the Shareholder's Wayne Hummer brokerage account, or, if the request to transmit the proceeds by mail is made subsequent to the request to redeem, on the next business day after receipt of the Shareholder's request to transmit the proceeds by mail. In either event, payment will be made within seven days after the redemption is effected or the request to transmit proceeds is received. The Trust may suspend the right of redemption and may postpone the date of payment for Shares for more than seven days under certain unusual circumstances. See "DETERMINATION OF NET ASSET VALUE."

  Due to the relatively high cost of maintaining smaller accounts, the Trust reserves the right to redeem Shares (other than Shares purchased for a retirement plan provided by Wayne Hummer) for their then current value if at any time the value of the Shareholder's account is less than $750 in the case of the Growth Fund or $2,000 in the case of the Income Fund unless this is due to a decline in the market value of the Trust's assets. In such event, a Shareholder first will be notified that the value of his or her total investment is less than the minimum and allowed two months to make an additional investment before the redemption is made. The proceeds of any such redemption will be credited to the Shareholder's Wayne Hummer brokerage account, if applicable, or will be sent to the Shareholder by mail.

    TRANSACTIONS THROUGH BROKER-DEALERS AND AGENTS OTHER THAN WAYNE HUMMER

  Shares may be purchased or redeemed through broker-dealers or agents appointed by Wayne Hummer, who may charge Shareholders a fee for their services. The Fund may agree to modify or waive its purchase and redemption procedures or requirements in order to facilitate these transactions.

                            MANAGEMENT OF THE TRUST

  Wayne Hummer Management Company (the "Investment Adviser"), 300 South Wacker Drive, Chicago, Illinois 60606, acts as investment adviser of the Trust and provides the Trust with operating facilities and management and portfolio accounting services and serves as investment adviser to the Money Fund, as well as to various individual, institutional and fiduciary accounts. The Investment Adviser, organized in 1981, is owned by the members of Wayne Hummer, a securities brokerage firm, which acts as Shareholder Service Agent and Distributor for the Trust.

  Subject to the general supervision of the Board of Trustees, the Investment Adviser is responsible for management of the Trust's Funds and reviews the holdings of the Funds in light of its own research analysis and information from other relevant sources. The Investment Adviser determines the securities to be purchased, held and sold by the Funds and places all orders.

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  Thomas J. Rowland is the portfolio manager of the Growth Fund. Mr. Rowland, a member of Wayne Hummer, joined Wayne Hummer in 1987. He serves as president of both Wayne Hummer Management Company and the Trust. Prior to joining Wayne Hummer, Mr. Rowland spent 14 years with CNA Financial Corporation as a portfolio manager, research analyst and securities trader. In addition, he spent five years with the trust department at Harris Trust & Savings Bank. He received a BBA in finance from the University of Notre Dame and an MBA from Northwestern University. He is a Chartered Financial Analyst, a Fellow of the Financial Analysts Federation, a member of the Association for Investment Management and Research, the Investment Analysts Society of Chicago, and the Security Traders Association of Chicago.

  David P. Poitras is the portfolio manager of the Income Fund. Mr. Poitras, a member of Wayne Hummer, joined Wayne Hummer in 1985. He serves as vice president of the Trust and President and portfolio manager of the Wayne Hummer Money Fund Trust. He earned a Bachelor of Science degree in finance from Northern Illinois University. He is a member of the Municipal Bond Club of Chicago and the Bond Club of Chicago.

  As compensation for its advisory and management services to the Trust, the Investment Adviser receives an annual fee which is computed and accrued daily and payable monthly. The Investment Adviser receives an annual fee of .80 of 1% of the average daily net assets of the Growth Fund up to $100 million, plus
 .65 of 1% of the next $150 million of average daily net assets, plus .50 of 1% of average daily net assets in excess of $250 million, and an annual fee of
 .50 of 1% of the average daily net assets of the Income Fund up to $100 million, plus .40 of 1% of the next $150 million of average daily net assets, plus .30 of 1% of average daily net assets in excess of $250 million. The advisory fees paid by the Growth Fund are higher than fees paid by most other mutual funds, including funds with different investment objectives such as money market funds. The Investment Adviser has agreed to waive its fees for a particular Fund to the extent that such Fund's ordinary operating expenses during any fiscal year exceed 1.5% of the average daily net assets of the Fund. Expenses which are not subject to these limitations are interest, taxes, brokerage commissions and extraordinary items.

  The Investment Adviser also provides the Trust with certain portfolio accounting services under the terms of a Portfolio Accounting Services Agreement. The Investment Adviser maintains the accounting books and records pertaining to each Fund that constitute the record forming the basis for financial statements of the Funds; maintains capital stock accounts for each Fund; prepares a daily trial balance for each Fund; calculates the net asset value of each Fund; maintains all records of a financial nature to each Fund's transactions; and processes special ledgers and other reports when requested. As compensation for its accounting services to the Trust, the Investment Adviser receives an annual fee of .01 of 1% of average daily net assets of each Fund, which is computed and accrued daily and payable monthly; but such fee shall not exceed $15,000 per Fund per annum. In addition, the Investment Adviser receives an equipment fee of $50 per Fund per month and is reimbursed for its out-of-pocket costs for obtaining securities pricing services and the license for use of portfolio accounting software, and for other out-of-pocket costs which are incurred in providing the pricing and software services.

  Wayne Hummer acts as the Distributor of the Trust's Shares and the Shareholder Service Agent to provide information and services to existing and potential Shareholders, such as: processing new Shareholder account applications, converting funds into or advancing federal funds for the purchase of Shares, handling purchase orders and redemption requests, and answering questions concerning the Trust and Shareholders' transactions with the Trust. Wayne Hummer does not receive any compensation for its services as the Trust's Distributor, though it may be reimbursed by the Trust for certain out-of-pocket costs which it advances on behalf of the Trust in connection with its services as Shareholder Service Agent such as postage, data entry, stationery, and all external forms or other printed material. Any such reimbursable expenses will be monitored for reasonableness by the Treasurer of the Trust. Further information with respect to the management of the Trust is contained in the Trust's Statement of Additional Information under "Management of the Trust" and "Investment Advisory and Other Services."

                   DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

  The Trust distributes to Shareholders substantially all of its net ordinary income and any net capital gains realized from the sale of portfolio securities. The Growth Fund normally declares ordinary income dividends in April, July, October and December. The Income Fund normally declares ordinary dividends monthly. Net realized capital gains for both Funds, if any, will be paid in late April and December.

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  Dividends and capital gains distributions are automatically reinvested in Fund Shares at net asset value on the payable date, without a sales charge, unless the Shareholder instructs otherwise. Such instructions take effect within 10 days after they are received in writing by Wayne Hummer. Dividends are taxable to Shareholders whether they are received in cash or reinvested in additional Shares, as described below.

                                     TAXES

  Each Fund intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). If so qualified, a Fund will not be subject to federal income tax on its net investment income and net realized capital gains distributed to Shareholders.

  Dividends paid by the Funds from their net investment income and distributions of the Fund's net realized capital gains are taxable to Shareholders whether they are paid in cash or are reinvested in additional Shares. For federal income tax purposes, distributions of net investment income and net short-term capital gains are taxable to Shareholders as ordinary income, while distributions of long-term capital gains are taxable to Shareholders as long-term capital gains regardless of the length of time the Shareholder has held Shares of a Fund. Under current law, long-term capital gains received by corporations are taxed at the same rates as ordinary income; long-term capital gains received by individuals are taxed at a maximum rate of 20% (for assets held by the Funds for more than 1 year).

  Dividends and distributions declared by the Funds in October, November or December to Shareholders of record as of a date in one of those months and paid before the following February 1 are treated as paid for federal income tax purposes on December 31 of the calendar year in which declared. A portion of the ordinary income dividends paid by the Growth Fund are expected to be eligible for the dividends-received deduction available to corporate Shareholders. Only a small portion, if any, of the ordinary income dividends paid by the Income Fund are expected to qualify for the dividends-received deduction. Capital gains distributions are not eligible for the dividends-received deduction. Not later than 60 days after the Trust's fiscal year end, the Trust will send to its Shareholders a notice designating the amount of any capital gain distributions, and for corporate Shareholders any distributions eligible for the dividends-received deduction, which were made during such year. Shareholders are advised to consult with their tax advisors concerning their individual tax situations.

  A dividend received shortly after the purchase of Shares reduces the net asset value of the Shares by the amount of the dividend and, although in effect a return of capital, will be taxable to the Shareholder. If the net asset value of Shares were reduced below the Shareholder's cost by dividends representing gains realized on sales of securities, such distributions would be a return of investment though taxable as stated above.

  The Funds are required by law to withhold federal income tax at a rate of 31% from taxable distributions and redemption proceeds paid to Shareholders who do not furnish their correct taxpayer identification number (in the case of individuals, their social security number) and in certain other circumstances.

                            PERFORMANCE INFORMATION

  GROWTH AND INCOME FUNDS. From time to time, in advertisements or reports to shareholders, each Fund may compare its performance to that of the Consumer Price Index or various unmanaged indexes such as the Dow Jones Industrial Average, the Standard & Poor's 500, the Russell Mid-Cap Index, the Lehman Brothers Bond Indices and the Merrill Lynch Bond Indices. Such Fund may also quote mutual fund quotation services, such as Lipper Analytical Services, Inc. or similar industry services, or industry publications such as Morningstar, Inc., Wall Street Journal, Investor's Daily, Forbes, Barron's, The Chicago Tribune, USA Today, Institutional Investor and Registered Representative for purposes of comparing their rank or performance to that of other mutual funds having similar investment objectives. Performance comparisons should not be considered representative of the future performance of the Fund.

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  Additionally, from time to time, a Fund may quote average annual total return, total return and yield figures for its performance in advertisements and other materials furnished to present or prospective Shareholders. Each of these figures is based upon historical results and is not necessarily representative of the future performance of the Fund.

  Average annual total return and total return figures measure both the net income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in the particular Fund for the period in question, assuming the reinvestment of all dividends and distributions during the period. Thus, these figures reflect the change in value of an investment in such Fund during a specified period. Average annual total return will be quoted for at least one-, five- and ten-year periods (or if such periods have not yet elapsed, at the end of a shorter period corresponding to the life of such Fund) ending on a recent calendar quarter. Average annual total return figures represent the compound annual percentage change in the value of a specific dollar invested in such Fund's shares for the period in question. Total return figures represent the aggregate percentage or dollar value change over the entire measurement period.

  Yield is a measure of the net investment income per share earned over a specific one-month or 30-day period expressed as a percentage of the particular Fund's net asset value per share at the end of the period. Yield is expressed as an annualized figure representing what such Fund's annual yield would be if the Fund generated the same level of monthly net investment income over the one-year period. Semi-annual compounding is assumed for the Income Fund.

  The Funds' shares are sold at net asset value, and performance and net asset value will fluctuate. Shares of each Fund are redeemable by an investor at the then current net asset value, which may be more or less than original cost. Please refer to the Statement of Additional Information under "Performance Information" for further information concerning performance of a particular Fund.

                             DESCRIPTION OF SHARES

  The Trust's Agreement and Declaration of Trust ("Trust Agreement") permits the Trust to issue an unlimited number of full and fractional units of beneficial interest ("Shares") in one or more separate series. Only two series are currently established, which are designated as the "Growth Fund" and the "Income Fund." Each Share of a Fund of the Trust is without par value, represents a proportionate interest in that Fund equal to the proportionate interest represented by each other Share in that Fund, and is entitled to such dividends and distributions as are declared by the Trustees. Upon liquidation of a Fund, Shareholders are entitled to share pro rata in the net assets of the Fund available for distribution. Shares do not have cumulative voting rights nor any preemptive or conversion rights. Shares when issued as described herein are fully paid and nonassessable, except as expressly set forth below. Certificates representing the Shares are not issued. State Street Bank and Trust Company, the Trust's Transfer Agent, maintains a record of each Shareholder's ownership. Shareholders will receive confirmations of all purchases and sales of Trust Shares made for his or her account including reinvestment of dividends or other distributions.

  SHAREHOLDER VOTING RIGHTS. As a general rule the Trust will not hold annual or other meetings of Shareholders. Under the Trust Agreement, Shareholders are entitled to vote in connection with the following matters: (1) for the election or removal of Trustees if a meeting is called for such purpose; (2) with respect to the adoption of any contract for which approval is required by the Investment Company Act of 1940 (such as the Trust's Investment Advisory and Management Agreement); (3) with respect to any termination of the Trust to the extent and as provided in the Trust Agreement; (4) with respect to any amendment of the Trust Agreement (other than amendments changing the name of the Trust, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); (5) as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, to the same extent as the stockholders of a Massachusetts business corporation; and (6) with respect to such additional matters relating to the Trust as may be required by law, the Trust Agreement, the By-Laws of the Trust, any registration of the Trust with the Securities and Exchange Commission or any state, or as the Trustees may consider necessary or desirable. Each Trustee serves until the next meeting of Shareholders, if any, and until the election and qualification of his or her successor or until such Trustee sooner dies, resigns, retires or is removed by vote of at least two-thirds of the Shares entitled to vote or a majority of the Trustees. Each Share is entitled to one vote for each Trustee to be elected and one vote on each other matter presented to Shareholders for a vote.

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  The Trust Agreement provides that on any matter submitted to a vote of the Shareholders, all Shares entitled to vote, irrespective of Fund shall be voted in the aggregate and not by Fund except if the Trustees have determined that the matter affects only one Fund or as required by the Investment Company Act of 1940. Thus, voting with respect to certain matters will be by Fund (such as approval of the Investment Advisory and Management Agreement) and with respect to other matters will be by all Shareholders without regard to Fund (such as election of Trustees and the ratification of the selection of independent auditors).

  SHAREHOLDER LIABILITY. The Trust is organized as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the Trust. The Trust Agreement provides that Shareholders shall not be subject to any personal liability to any person extending credit to, contracting with or having any claims against the Trust and that every written agreement, obligation, instrument or undertaking made by the Trust shall contain a provision that the same is not binding upon the Shareholders personally. With respect to other claims, a Shareholder may be held personally liable to the extent that claims are not satisfied by the Trust. Upon payment of any such liability, however, the Trust Agreement provides that Shareholders of a particular Fund will be entitled to reimbursement from the general assets of that Fund. The Trust is covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, since it is limited to circumstances in which the provisions limiting liability are inoperative and the Trust itself is unable to meet its obligations.

                       DETERMINATION OF NET ASSET VALUE

  GROWTH AND INCOME FUNDS. The net asset value per Share for each Fund is determined on each day the New York Stock Exchange is open for trading as of the close of regular session trading on the Exchange (generally 3:00 p.m., Chicago time) and at 3:00 p.m. Chicago time on each other day during which there is a sufficient degree of trading in securities of the particular Fund so as to affect materially the net asset value of the Shares of such Fund. The net asset value per Share for each Fund is computed by dividing the value of the portfolio of securities of the particular Fund plus any other assets minus all liabilities by the total number of such Fund's Shares outstanding. Expenses, including the fees payable to the Investment Adviser and amounts reimbursable to the Shareholder Service Agent, are accrued daily.

  In valuing the Growth Fund's securities, each listed and unlisted security for which last sale information is regularly reported is valued at the last reported sale price on that day. If there has been no sale on such day, the last reported sale price prior to that day is utilized if such sale price is between the closing bid and asked prices of the current day. If such last reported sale price is not between the current day's closing bid and asked prices, then the value of such security is taken to be the mean between the current day's bid and asked prices. In valuing the Income Fund's securities, fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

  Any unlisted security for which last sale information is not regularly reported, any listed debt security which has an inactive listed market for which over-the-counter market quotations are not readily available and all other securities and assets are valued for each particular Fund by appraisal at its fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Trustees. Debt securities having a remaining maturity of less than 60 days are valued at cost (or, if purchased more than 60 days prior to maturity, the value on the 61st day prior to maturity) adjusted for amortization of premiums and accretion of discounts.

  The Trust may suspend the determination of net asset value and the processing of orders, the payment of redemption proceeds and postpone the date of payment for redeemed Shares for more than seven days under the following unusual circumstances: when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted; when an emergency exists as determined by the Securities and Exchange Commission, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or during any period when the Securities and Exchange Commission has by order permitted a suspension of redemption for the protection of Shareholders.

                                     LOGO

                              IMPACT OF YEAR 2000

  Similar to other mutual funds, financial and business organizations and individuals around the world, the Trust could be adversely affected if the computer systems used by the Investment Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem". The Investment Adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Trust's other major service providers. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Trust.

                            REPORTS TO SHAREHOLDERS

  The Trust sends to its Shareholders various financial reports ("Reports") such as unaudited semi-annual financial statements and fiscal year-end financial statements audited by the Trust's independent auditors. To reduce expenses, only one copy of most Reports may be mailed to all accounts with the same social security or taxpayer identification number or to all Shareholders in the same household. Shareholders may call or write Wayne Hummer to request that copies of Reports be mailed to each account with a common taxpayer number or to two or more Shareholders in the same household.

  Additional information concerning performance results of the Trust is contained in the Annual and Semi-Annual Reports which are available upon request without cost from the Trust.

                                     LOGO

                      STATEMENT OF ADDITIONAL INFORMATION

                         WAYNE HUMMER INVESTMENT TRUST

                             A NO-LOAD MUTUAL FUND
                            300 SOUTH WACKER DRIVE
                            CHICAGO, ILLINOIS 60606

             CHICAGO RESIDENTS CALL........(312) 431-1700

             TOLL FREE.....................(800) 621-4477

                               ----------------

  THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT THE FUND'S PROSPECTUS. THIS STATEMENT PROVIDES ADDITIONAL INFORMATION WHICH SHOULD BE READ IN CONJUNCTION WITH THE FUND'S PROSPECTUS DATED JULY 31, 1998. THE PROSPECTUS MAY BE OBTAINED AT NO CHARGE BY TELEPHONING WAYNE HUMMER INVESTMENTS L.L.C., THE FUND'S DISTRIBUTOR AND SHAREHOLDER SERVICE AGENT, AT ONE OF THE ABOVE NUMBERS OR BY WRITING TO THE ABOVE ADDRESS.

     The date of this Statement of Additional Information is July 31, 1998

                               TABLE OF CONTENTS

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                                                                            PAGE
                                                                            ----
BACKGROUND.................................................................  B-1
INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS...........................  B-1
  Growth Fund..............................................................  B-1
  Income Fund..............................................................  B-1
MANAGEMENT OF THE TRUST.................................................... B-10
  Trustees................................................................. B-10
  Officers................................................................. B-10
INVESTMENT ADVISORY AND OTHER SERVICES..................................... B-11
  Investment Adviser....................................................... B-11
  Distributor and Shareholder Service Agent................................ B-14
BROKERAGE ALLOCATION....................................................... B-15
PERFORMANCE INFORMATION.................................................... B-16
SHAREHOLDER VOTING RIGHTS.................................................. B-17
  Other Matters............................................................ B-18
SHAREHOLDER LIABILITY...................................................... B-18
  Limitation of Liability.................................................. B-18
TRUST NAME................................................................. B-18
PURCHASE, REDEMPTION AND PRICING OF SHARES................................. B-19
  Determination of Net Asset Value......................................... B-19
TAXES...................................................................... B-20
  Federal Income Tax....................................................... B-20
  Other Taxes.............................................................. B-20
INDEPENDENT AUDITORS....................................................... B-21
CUSTODIAN AND TRANSFER AND DIVIDEND PAYING AGENT........................... B-21
LEGAL COUNSEL.............................................................. B-21
REPORTS TO SHAREHOLDERS.................................................... B-21
FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT AUDITORS.................... B-21

                                  BACKGROUND

  Wayne Hummer Investment Trust (the "Trust") is a no-load, diversified, open-end management investment company the beneficial units ("Shares") of which are offered in two funds. The Trust is organized as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated September 29, 1983 ("Trust Agreement"). Shares of the Trust are distributed by Wayne Hummer Investments L.L.C. ("Wayne Hummer" or the "Distributor" and "Shareholder Service Agent")(1). Wayne Hummer Management Company (the "Investment Adviser") is responsible for the management of the Trust's investment funds subject to the review of the Trust's Board of Trustees. The Trust is intended to provide its investors (referred to individually as "Shareholder" and collectively as "Shareholders") with access to professional advice and portfolio management resources that are normally beyond the reach of most individual investors. The Trust Agreement provides that the Trust may issue Shares in one or more series (referred to individually as "Fund" and collectively as "Funds"). Presently, only two Funds are authorized--the "Growth Fund" and the "Income Fund." Shares of the Growth Fund were first offered to the public on December 30, 1983 and shares of the Income Fund on December 1, 1992. See "DESCRIPTION OF SHARES" in the Trust's prospectus dated July 25, 1997 (the "Prospectus").

               INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

  GROWTH FUND. As stated in the Prospectus, the Growth Fund's primary investment objective is long-term capital growth. Current income is a secondary objective. Investments generally will be made in companies which the Growth Fund's investment adviser believes to have an ability to achieve the Growth Fund's investment objectives. See "INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS" in the Prospectus.

  INCOME FUND. As stated in the Prospectus, the Income Fund's investment objective is to maximize total return, including a competitive level of current income, consistent with investing primarily in publicly-traded investment grade securities. See "INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS" in the Prospectus.

  Each Fund of the Trust has adopted certain investment restrictions which, together with the investment objectives and fundamental policies of such Trust, cannot be changed without approval by holders of a majority of its outstanding voting shares. As defined in the Investment Company Act of 1940, this means the lesser of the vote of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present or (b) more than 50% of the outstanding shares of the Fund.

  The following investment restrictions, which cannot be changed without Shareholder approval, apply to each of the Funds except as indicated to the contrary.

  The Fund may not:

    (1) Invest in the securities of an issuer, if immediately after and as a result of such investment, the Fund owns more than 10% of the outstanding securities, or more than 10% of the outstanding voting securities, of such issuer.
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(1) Prior to April 1, 1996, Wayne Hummer & Co. was the Trust's Distributor and Shareholder Service Agent. Effective as of April 1, 1996, Wayne Hummer & Co., which was organized as an Illinois limited partnership, was reorganized as a Delaware limited liability company and is now known as Wayne Hummer Investments L.L.C. Each of the general partners of Wayne Hummer & Co. became voting members of Wayne Hummer Investments L.L.C.

    (2) Concentrate its investments in any particular industry; provided that if it is deemed appropriate for the attainment of the Fund's investment objectives, up to 25% of its total assets may be invested in any one industry.

    (3) Make investments for the purpose of exercising control or management.

    (4) Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved and only if immediately thereafter no more than 10% of the Fund's total assets would be invested in such securities.

    (5) Purchase or sell real estate, commodities or commodity contracts, except that the Income Fund may enter into options on financial futures contracts.

    (6) Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, except with respect to the Income Fund which may make margin deposits in connection with transactions on options, futures and options on futures.

    (7) Make short sales of securities or maintain a short position.

    (8) Make loans to other persons; provided that the Fund may use repurchase agreements, and provided further that the acquisition of bonds, debentures, or other corporate debt securities and investment in government obligations, short-term commercial paper, certificates of deposit, bankers' acceptances, variable rate notes or other money market instruments that are a portion of an issue to the public shall not be deemed to be the making of a loan and provided further that the Fund may lend its portfolio securities as set forth in paragraph (9) below.

    (9) Lend its portfolio securities in excess of 20% of its total assets; provided that such loans may be made only to New York Stock Exchange member firms, other brokerage firms having net capital of at least $10 million and financial institutions, such as registered investment companies, banks and insurance companies, having at least $10 million in capital and surplus, and provided further that such loans shall be in accordance with guidelines established by the Securities and Exchange Commission for such loans and by the Board of Trustees of the Trust including maintaining collateral from borrowers at least equal at all times to the current value of the securities loaned.(2)

    (10) Mortgage, pledge, hypothecate or in any manner transfer (except as provided in paragraph (9) above), as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in paragraphs (15) and (16) above, and then such mortgaging, pledging or hypothecating may not exceed 15% of the Fund's total assets.

    (11) Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

    (12) (Growth Fund only) Invest in securities for which there are legal or contractual restrictions on resale or for which there is no readily available market, if at the time of acquisition more than 5% of its total assets would be invested in such securities.

    (13) Invest in the securities of any one issuer (other than the United States, its agencies or instrumentalities), if immediately after and as a result of such investment, more than 5% of the Fund's total assets would be invested in the securities of such issuer.
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(2) Neither Fund has in the past engaged in the practices of lending its portfolio securities as permitted under paragraph (9) or borrowing amounts as permitted under paragraphs (15) and (16) and neither Fund has a present intention to do so. Shareholders will be notified of any changes in these practices.

    (14) Issue any senior securities except to the extent permitted under the Investment Company Act of 1940.

    (15) (Growth Fund only) Borrow amounts aggregating more than 5% of its total assets and then only from banks as a temporary measure for extraordinary or emergency purposes.

    (16) (Income Fund only) Borrow amounts aggregating more than 10% of its total assets and then only from banks as a temporary measure for extraordinary or emergency purposes.

  The following additional investment restrictions, which may be changed by the Board of Trustees without Shareholder approval, apply to each of the Funds except as indicated to the contrary.

  The Fund may not:

    (17) Purchase or sell interests in oil, gas or other mineral exploration or development programs.

    (18) Write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except that the Fund may purchase put and call options, including put and call options on stock indices, to the extent permitted under paragraph (22) below, and may write covered call options on individual portfolio securities.

    (19) Invest in securities of foreign issuers if at the time of acquisition more than 10% of its total assets would be invested in such securities.(3)

    (20) Invest in securities of companies having a record, together with predecessors, of less than three years of continuous operation if at the time of acquisition more than 5% of its total assets would be invested in such securities.(3)

    (21) Purchase or retain the securities of any issuer, if those officers, trustees and directors of the Fund, its Investment Adviser or any parent or subsidiary thereof, each owning beneficially more than 1/2 of 1% of the securities of such issuer, own in the aggregate more than 5% of the securities of such issuer.

    (22) Purchase put and call options, including put and call options on stock indices, if the total cost of all such options held by the Fund would exceed 5% of the value of the Fund's net assets considered each time such an option is acquired.

    (23) (Growth Fund only) Invest in warrants if at the time of acquisition more than 2% of its total assets would be invested in warrants. For purposes of this restriction, warrants acquired by the Fund in units or attached to securities may be deemed to be without value.(4)

    (24) (Income Fund only) Invest in financial futures contracts and options on financial futures contracts, unless the aggregate of the contract value of the outstanding futures contracts and futures contracts subject to outstanding options written by the Income Fund does not exceed 50% of the total assets of the Income Fund.

    (25) (Income Fund only) Invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.
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(3) Although permitted to a limited extent under paragraphs (19) and (20), respectively, neither Fund has in the past invested in foreign securities not publicly traded in the United States or in securities of companies having a record of less than three years of continuous operations. Neither Fund has the present intention to begin using these investment practices. Shareholders will be notified of any change in this intention.
(4) Although permitted to a limited extent under paragraph (23), the Growth Fund has not in the past invested in warrants. The Growth Fund has no present intention to begin using this investment practice. Shareholders will be notified of any change in this intention.

  If any applicable percentage limitations contained in the foregoing investment restrictions is satisfied at the time the securities subject thereto are purchased, the Fund will not be required to dispose of such securities in the event that the percentage restriction is subsequently exceeded due to a fluctuation in the value of such securities or other securities of the portfolio or a fluctuation in the number of outstanding securities of the issuer. Notwithstanding the foregoing, if the percentage restrictions contained in paragraph (9) or in paragraphs (15) and (16) are violated due to a subsequent fluctuation in portfolio value, the Fund shall be entitled, as a condition which shall be a part of all loans subject to paragraph (9) and all borrowings subject to paragraphs (15) and (16), to reduce within three business days the outstanding amount of such loans or borrowings in order once again to satisfy such percentage restriction.

  The following discussion applies to each of the Funds except as indicated to the contrary.

LENDING OF FUND SECURITIES

  In connection with any loan of portfolio securities made by either of the Funds as permitted under paragraph (9), certain conditions must be met: (i) the collateral to be received from the borrower will be invested in short-term securities, the income from which will increase the return to the Fund; (ii) the Fund will retain rights of beneficial ownership as to the loaned portfolio securities, including voting rights and rights to dividends, interest or other distributions, and will have the right to regain record ownership of loaned securities to exercise such beneficial rights; (iii) such loans will be terminable within three business days; and (iv) upon termination of the loan, the Fund will receive securities that are of the same class and issue as those loaned. In the event that the borrower of loaned portfolio securities fails financially, the Fund might experience a delay in recovery, incur expenses in enforcing its rights and experience losses, including a substitution of securities and loss of income. The Fund may pay reasonable fees to persons not affiliated, as defined in the Investment Company Act of 1940, with the Fund in connection with the arranging of such loans.

OPTIONS ON SECURITIES

  As discussed in the Prospectus, each Fund may engage in options transactions in accordance with its investment objectives and policies. The Fund may purchase put and call options to the extent permitted under paragraph (22) above and may write covered call options on individual portfolio securities having an aggregate market value of up to 25% of the net assets of the Fund. The Fund may enter into closing transactions, exercise its options or permit them to expire. Each of the Funds intend to engage in such transactions at times when it appears advantageous to its investment adviser to do so in order to hedge against the effects of market conditions and to protect the value of its assets. Neither Fund currently engages in or currently plans to engage in the practice of writing covered call options.

  A put option gives the holder (buyer) the "right to sell" a security at a specified price (the exercise price) at any time until a certain date (the expiration date). In effect, the buyer of a put option who also owns the related stock is protected by ownership of a put option against any decline in that security's price below the exercise price less the amount paid for the option. The ability to purchase put options allows the Fund to protect capital gains in an appreciated security it owns, without being required to sell that security. If the market price of the related investment is above the exercise price and, as a result, the put is not exercised or sold, the put will become worthless at its expiration date. A call option gives the holder (buyer) the "right to purchase" a security at a specified price (the exercise price) at any time until a certain date (the expiration date). At times the Fund may wish to establish a position in securities upon which call options are available. By purchasing a call option the Fund is able to fix the cost of acquiring the stock at the cost of the call option plus the exercise price of the option. The Fund will benefit only if the market price of the related investments is above the call price plus the premium during the exercise period and the call is either exercised or sold at a profit. This procedure also provides some protection from an unexpected downturn in the market because the Fund would be at risk only for the amount of the premium paid for the call option which the Trust's investment adviser may, if it chooses, permit to expire.

  When the Fund writes (sells) a covered call option, it will receive a premium from the buyer of the option and will be obligated to sell the related securities at the specified price if the option is exercised before the expiration date. A call option is considered "covered" when the writer (seller), in this case the Fund, already owns the underlying securities. In determining whether a covered call option will be written on one of its securities, the investment adviser will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for the option. The Fund does not consider a security covered by a call to be "pledged" as that term is used in paragraph (10) above limiting the pledging or mortgaging of its assets. If an option written (sold) by the Fund is not exercised, the Fund will profit from the premium received and, in the event of a decline in the market value of the related securities, will be able to offset depreciation in such securities to the extent of the premium received. While holding securities during the term of a related option written by the Fund, the Fund may be exposed to possible decreases in the value of such securities that may otherwise have been avoided if the securities had been sold. In the event the market value of the related securities increases and the holder does exercise the call option, the Fund will recognize capital appreciation in the related securities only to the extent of the exercise price plus the amount of premium paid and may forfeit an opportunity to realize profit from any increase in the value of the underlying security above the exercise price plus the premium.

  As part of its options transactions, each of the Funds may also purchase index options. Through the purchase of index options the Fund can achieve many of the same objectives as through the purchase of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of an option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The value of a stock index option will generally vary directly in the case of a call, and inversely in the case of a put, with movements in the underlying index, and the percentage fluctuations in the value of an option may be many times greater than those of the underlying index. The adviser may purchase call index options as a hedge against a general increase in the price of securities in connection with either sales of portfolio securities or deferrals of purchases of securities it may desire to purchase at a later date. Put index options may be purchased as a hedge against a general decline in the value of securities rather than selling portfolio securities. Any protection provided by stock index options is effective only against changes in the level of a stock index and not necessarily against a change in the value of individual securities. Thus, the effectiveness of the use of stock index options as a hedge is dependent on the extent to which price movements of individual securities which are being hedged correlate with price movements in the underlying stock index. Unless a stock index option can be sold or exercised at a profit prior to expiration, the Fund will forfeit its entire investment in the option, often in a relatively short period of time. Any profit that may be realized from the sale or exercise of stock index options will be reduced by related transaction costs.

FINANCIAL FUTURES CONTRACTS

  The Income Fund may enter into financial futures contracts for the future delivery of a financial instrument, such as a security, or the cash value of a securities index. This investment technique is designed primarily to hedge (i.e., protect) against anticipated future changes in interest rates or equity market conditions which otherwise might affect adversely the value of securities which the Income Fund holds or intends to purchase. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities or the cash value of an index called for by the contract at a specified price during a specified delivery period. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities or cash value of an index at a specified price during a specified delivery period. At the time of delivery, in the case of fixed income securities pursuant to the contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than that specified in the contract. In some cases, securities called for by a futures contract may not have been issued at the time the contract was written. The Income Fund will not enter into any futures contracts or options on futures contracts if the aggregate of the contract value of the outstanding futures contracts of the Income Fund and futures contracts subject to outstanding options written by the Income Fund would exceed 50% of the total assets of the Income Fund.

  Although some futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases a party will close out the contractual commitment before delivery without having to make or take delivery of the security by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. All transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. The Income Fund will incur brokerage fees when it purchases or sells contracts, and will be required to maintain margin deposits. At the time the Income Fund enters into a futures contract, it is required to deposit with its custodian, on behalf of the broker, a specified amount of cash or eligible securities, called "initial margin." The initial margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the futures contract fluctuates. The costs incurred in connection with futures transactions could reduce the Income Fund's return. Futures contracts entail risks. If the investment adviser's judgment about the general direction of interest rates or markets is wrong, the overall performance may be poorer than if no such contracts had been entered into by the Fund.

  There may be an imperfect correlation between movements in prices of futures contracts and portfolio securities being hedged. In addition, the market prices of futures contracts may be affected by certain factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship between the securities and futures markets could result. Price distortions could also result if investors in futures contracts decide to make or take delivery of underlying securities rather than engage in closing transactions because of the resultant reduction in the liquidity of the futures market. In addition, because, from the point of view of speculators, the margin requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends by the investment adviser may still not result in a successful hedging transaction. If any of these events should occur, the Income Fund could lose money on the financial futures contracts and also on the value of its portfolio securities.

OPTIONS ON FINANCIAL FUTURES CONTRACTS

  The Income Fund may purchase and write call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. The Income Fund would be required to deposit with its custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by it. Options on futures contracts involve risks similar to those risks relating to transactions in financial futures contracts described above. Also, an option purchased by the Income Fund may expire worthless, in which case the Income Fund would lose the premium paid therefor.

REPURCHASE AGREEMENTS

  The Income Fund may invest in repurchase agreements, under which it acquires ownership of a security and the broker-dealer or bank agrees to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the Income Fund's holding period. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Income Fund might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon. In addition, the Income Fund must take physical possession of the security or receive written confirmation of the purchase and a custodial or safekeeping receipt from a third party or be recorded as the owner of the security through the Federal Reserve Book-Entry System. Repurchase agreements will be limited to transactions with financial institutions believed by the investment adviser to present minimal credit risk. The Trust's investment adviser will monitor on an on-going basis the creditworthiness of the broker-dealers and banks with which the Income Fund may engage in repurchase agreements. Repurchase agreements maturing in more than seven days will be considered as illiquid for purposes of the Income Fund's 15% limitation in illiquid securities.

DELAYED DELIVERY TRANSACTIONS

  The Income Fund may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions involve a commitment by the Income Fund to purchase or sell securities with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price or yield to the Income Fund at the time of entering into the transaction. When the Income Fund enters into a delayed delivery transaction, it becomes obligated to purchase securities and it has all of the rights and risks attendant to ownership of a security, although delivery and payment occur at a later date. The value of fixed income securities to be delivered in the future will fluctuate as interest rates vary. At the time the Income Fund makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Likewise, at the time the Income Fund makes the commitment to sell a security on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Income Fund generally has the ability to close out a purchase obligation on or before the settlement date, rather than take delivery of the security.

  To the extent the Income Fund engages in when-issued or delayed delivery purchases, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and policies and not for the purpose of investment leverage or to speculate in interest rate changes. The Income Fund will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but it reserves the right to sell these securities before the settlement date if deemed advisable.

COLLATERALIZED MORTGAGE OBLIGATIONS

  As described in the Prospectus, the Income Fund may purchase or sell collateralized mortgage obligations ("CMOs"). CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Income Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (a "REMIC"), which has certain special tax attributes.

MORTGAGE-BACKED SECURITIES

  As discussed in the Prospectus, the Income Fund may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Mortgage-backed securities are securities representing interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Income Fund. Unscheduled prepayments of principal shorten the securities' weighted average life and may lower total return. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the Income Fund. This principal is returned to the Income Fund at par. As a result, if a mortgage security was trading at a premium, its total return would be lowered by prepayments, and if a mortgage security were trading at a discount, its total return would be increased by prepayments). The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

  The Income Fund may also invest in the securities of certain supranational entities, such as the International Development Bank.

ASSET-BACKED SECURITIES

  As described in the Prospectus, the Income Fund may purchase or sell debt obligations known as asset-backed securities. Asset-backed securities are securities which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified either as pass-through certificates or collateralized obligations.

  Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.

  Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

TIME DEPOSITS, CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES

  The Income Fund may invest in time deposits ("TDs"), certificates of deposits ("CDs") and bankers' acceptances. TDs are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. CDs are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. TDs maturing in more than seven days will not be purchased by the Income Fund and TDs maturing from two business through seven calendar days will not exceed 10% of the Income Fund's total assets. Investments in TDs generally are limited to domestic banks having total assets in excess of one billion U.S. dollars or to foreign branches of such domestic banks, and investments in CDs and bankers' acceptances are limited to domestic or Canadian banks having total assets in excess of one billion dollars. CDs issued by domestic branches of domestic banks do not benefit materially, and TDs issued by foreign branches of domestic banks do not benefit at all, from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC").

  Both domestic banks and foreign branches of domestic banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is dependent largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

  Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities. In addition, state banks whose CDs may be purchased by the Income Fund are insured by the FDIC (although such insurance may not be of material benefit to the Income Fund, depending upon the principal amount of the CDs of each bank held by the Income Fund) and are subject to Federal examination and to a substantial body of Federal law and regulation.

  As a result of the foregoing Federal and state laws and regulations, domestic banks, among other things, are required to maintain specified levels of reserves, limited in amounts which they can loan a single borrower, and subject to other regulations designed to promote financial soundness. However, not all such laws and regulations apply to foreign branches of domestic banks.

RATING OF SECURITIES

  The Income Fund may invest in securities that are given ratings by Moody's and S&P. After purchase by the Income Fund, such a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Income Fund. Neither event will require a sale of such security by the Income Fund. However, the Adviser will consider such event in its determination of whether the Income Fund should continue to hold the security. To the extent that the ratings given by Moody's and S&P may change as a result of changes in such organizations or their rating systems, the Income Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the prospectus.

                            MANAGEMENT OF THE TRUST

  The Trustees and executive officers of the Trust, their ages and their principal occupations are set forth below. Unless otherwise noted, the address of each of the following persons is 300 South Wacker Drive, Chicago, Illinois 60606.

TRUSTEES

  STEVEN R. BECKER (47), Member, Wayne Hummer and prior to April 1, 1996, Partner, Wayne Hummer & Co.; Director and Former Vice President, Wayne Hummer Management Company.*(5)

  PHILIP M. BURNO (66), Chairman, Board of Trustees of the Trust; Member, Wayne, Wayne Hummer and prior to April 1, 1996, Partner, Wayne Hummer & Co., Director, Wayne Hummer Management.*(5)

  CHARLES V. DOHERTY (64), 3 First National Plaza, Suite 1400, Chicago, Illinois 60602; Director, Lakeside Bank, Chicago, Illinois (Illinois State Chartered Bank); Managing Director, Madison Asset Group, Chicago, Illinois (Registered Investment Adviser); President and Director, Doherty Zable & Co. (Certified Public Accountants); September 1, 1989 to December 31, 1992, President and Chief Operating Officer, Midwest Stock Exchange (now, Chicago Stock Exchange).(5)

  JOEL D. GINGISS (55), 207 Hazel, Highland Park, Illinois 60035; Assistant States Attorney, Lake County, Illinois September, 1993 to Present; Former Chairman of the Board of Directors and President, Gingiss International, Inc. (franchisor of Gingiss Formalwear Stores); Past President, International Franchise Association.(5)

  PATRICK B. LONG (55), 101 North Main Street, Ann Arbor, Michigan 48104; Chairman and Chief Executive Officer, KMS Industries, Inc. (fusion energy research).

  EUSTACE K. SHAW (73), 200 First Avenue E., Newton, Iowa 50208; President, B.
F. Shaw Printing Co.; Chairman of the Board of Directors, B. F. Shaw Printing Co.; Former Publisher, Newton Daily News.

  The Trustees serve in similar capacities with the Wayne Hummer Money Fund
Trust.

OFFICERS

  THOMAS J. ROWLAND (52), President of the Trust; Vice President, Wayne Hummer Money Fund Trust and President, Wayne Hummer Management Company (formerly Vice President of the Trust and Wayne Hummer Management Company); Member, Wayne Hummer and prior to April 1, 1996, Partner, Wayne Hummer & Co.;

  DAVID P. POITRAS (37), Vice President of the Trust; President, Wayne Hummer Money Fund Trust since 1993; Vice President, Wayne Hummer Management Company since May, 1992; Member,
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* Interested person, as defined in the Investment Company Act of 1940, of the Fund, the Investment Adviser and/or the Distributor.
(5)Member of the Executive Committee of the Trust. The Executive Committee is elected by the Board of Trustees and is composed of four Trustees, two of whom are interested persons as defined in the Investment Company Act of 1940. The Executive Committee is authorized to exercise such powers and authority of the Board of Trustees, as the Board of Trustees may determine, when the Board of Trustees is not in session and as are consistent with law.

Wayne Hummer and prior to April 1, 1996, Partner, Wayne Hummer & Co., since January, 1992 and Bond Department Manager, Wayne Hummer.

  JEAN M. MAURICE (35), Secretary and Treasurer of the Trust and Treasurer, Wayne Hummer Money Fund Trust since March, 1988; Administrative Assistant for the Trust and Wayne Hummer Money Fund Trust, prior thereto.

  Wayne Hummer Management Company, the Investment Adviser, pays all compensation of the officers of the Trust and the compensation of all Trustees of the Trust who are interested persons, as defined in the Investment Company Act of 1940, of the Trust. The Trust pays each Trustee who is not an interested person of the Trust $2,000 per year, plus $500 and expenses for each Board and committee meeting attended.

  The following table sets forth the compensation received by all trustees of the Trust for the fiscal year ended March 31, 1998. The information in the last column of the table sets forth the total compensation received by all trustees for calendar year 1997 for service as a trustee of the Trust and the Wayne Hummer Money Fund Trust.

                                                         PENSION OR
                                                         RETIREMENT
                                                          BENEFITS     TOTAL
                                             AGGREGATE    ACQUIRED  COMPENSATION
                                            COMPENSATION AS PART OF HUMMER FUNDS
                                              FROM THE     TRUST      PAID TO
      TRUSTEE                                  TRUST      EXPENSES    TRUSTEES
      -------                               ------------ ---------- ------------
      Steven R. Becker.....................    $    0       $ 0        $    0
      Philip M. Burno......................         0         0             0
      Charles V. Doherty...................     5,000         0        10,500
      Joel D. Gingiss......................     5,500         0        11,500
      Patrick B. Long......................     4,500         0        10,000
      Eustace K. Shaw......................     4,500         0        10,000

  As of June 30, 1998, the Trustees and officers as a group beneficially owned less than 1% of the outstanding Shares of the Trust. As of June 30, 1998, the Wayne Hummer Employees Profit Sharing Trust (the "Retirement Plan") owned of record and beneficially 4.0% and 3.4%, respectively, of the outstanding Shares of the Growth Fund and the Income Fund, being 3.9% of the aggregate outstanding Shares of the Trust. Messrs. Rowland, Cannova, Reilly, Kratzer and Poitras, as trustees of the Retirement Plan may be deemed to hold beneficial ownership of the percentage of Shares of the Funds and the Trust as stated above. Messrs. Rowland, Kratzer and Poitras are also Members of Wayne Hummer, the Trust's Distributor. Messrs. Poitras and Rowland also are officers of the Trust and Wayne Hummer Management Company, the Trust's Investment Adviser.

                    INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

  Wayne Hummer Management Company (the "Investment Adviser"), 300 South Wacker Drive, Chicago, Illinois 60606, acts as investment adviser to the Trust and provides the Trust with operating facilities and management services under the terms of an Investment Advisory and Management Agreement. The Investment Adviser was organized on November 30, 1981, and also serves as investment adviser to the Wayne Hummer Money Fund Trust, a diversified open-end investment company.

  The shareholders of the Investment Adviser are the voting members of Wayne Hummer, a Delaware limited liability company, who own shares in proportion to their percentage of voting membership interest. Wayne Hummer, a registered broker-dealer firm, acts as the Trust's Distributor and Shareholder Service Agent.

  As noted in the preceding discussion of Trustees and officers, certain of the members of Wayne Hummer are also officers, directors or employees of the Investment Adviser, as well as officers and interested persons, as defined in the Investment Company Act of 1940, of the Trust. Moreover, Wayne Hummer may be deemed an affiliated person of the Investment Adviser and the Trust.

  Subject to the review of the Board of Trustees, the Investment Adviser is responsible for the management of the Trust and reviews the portfolio holdings of each of the Funds in light of its own research analysis and information from other relevant sources.

  The investment decisions for the Funds are reached independently from one another and from those for Wayne Hummer Money Fund Trust ("WHMFT"), the other investment company managed by the Investment Adviser. WHMFT may, however, make investments in money market instruments at the same time as one or both of the Funds. When one or both Funds and WHMFT have funds available for investment in or wish to sell money market instruments, the Investment Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be purchased or sold in order to obtain the best combination of price and execution. In such event, allocation of the securities so purchased or sold, as well as the costs incurred in the transaction, will be made by the Investment Adviser in a manner it considers to be equitable and consistent with its fiduciary obligations to WHMFT and the Trust. In some cases this procedure may affect the size or price of the position obtainable for the Trust. It is the opinion of the Board of Trustees that the benefits available outweigh any disadvantages that may arise from concurrent transactions.

  The executive officers and directors of the Investment Adviser are as follows:

    Harry Flagg Baum, Director; Steven R. Becker, Director; G. Ted Becker, Treasurer; Philip M. Burno, Director; Philip Wayne Hummer, Director and Chairman, David P. Poitras, Vice President; William A. Rogers, Director and Secretary; Thomas J. Rowland, President; Mark H. Dierkes, Vice President; and Damaris E. Martinez, Vice President, Administration.

  The Investment Adviser is obligated, among other things: to provide investment advisory and portfolio management services; to furnish administrative services, office space and basic facilities for management of the Trust's affairs (other than distribution of the Trust's Shares and the furnishing of Shareholder services); and to pay the compensation of all officers and other personnel of the Trust for their services to the Trust as well as the compensation of the Trustees of the Trust who are interested persons, as defined in the Investment Company Act of 1940, of the Trust. The Trust pays all other expenses incurred in the operation of the Trust including, among other things: brokerage commissions and other transaction costs in connection with the purchase or sale of portfolio securities; taxes; expenses for legal, auditing and accounting services; costs of preparing, typesetting, printing and mailing prospectuses, Shareholder reports, proxy materials (pertaining to solicitations by the Trust or its Board of Trustees) and notices to Shareholders of the Trust; costs of preparing and filing reports with regulatory agencies; charges of the Custodian, Transfer Agent and Distributor and Shareholder Service Agent; premiums for insurance carried by the Trust pursuant to the requirements of Section 17(g) of the Investment Company Act of 1940 or otherwise required by law or deemed desirable by the Board of Trustees; expenses related to the computation of daily net asset value; expenses related to the issuance or redemption of Shares; expenses of registering, qualifying and maintaining registration and qualification of the Trust or its Shares under federal, state and other laws; fees and out-of-pocket expenses of Trustees who are not interested persons, as defined in the Investment Company Act of 1940, of the Trust; expenses incident to holding meetings of the Trust's Shareholders, including proxy solicitations of the Trust or its Board of Trustees therefor, as well as expenses incident to holding meetings of the Board of Trustees and committees of the Board of Trustees; interest expenses; costs incident to generating and mailing confirmations and periodic statements to

Shareholders; fees and expenses incurred in connection with any investment company organization or trade association of which the Trust may be a member; and other expenses properly payable by the Trust. Certain of these expenses may be advanced on behalf of the Trust by the Investment Adviser or the Shareholder Service Agent and will be reimbursed to such party by the Trust.

  Under the Investment Advisory and Management Agreement in effect since August 1, 1988, as amended, the Investment Adviser receives as compensation for its services to the Growth Fund an annual fee equal to .80 of 1% of the average daily net assets of the Growth Fund up to $100 million, plus .65 of 1% of the next $150 million of average daily net assets, plus .50 of 1% of average daily net assets in excess of $250 million. Such fees are computed and accrued daily and payable monthly. For the Income Fund, the Investment Adviser receives an annual fee of .50 of 1% of the average daily net assets up to $100 million, plus .40 of 1% of the next $150 million of average daily net assets, plus .30 of 1% of average daily net assets in excess of $250 million. The advisory fee provided for in the Advisory Agreement is similar to that of comparably sized funds with similar investment objectives and policies but is higher than fees paid by most other mutual funds with different investment objectives, such as money market funds. For the fiscal years ended March 31, 1998, 1997 and 1996, the total advisory fees incurred by the Growth Fund were $950,496, $817,835 and $785,739, respectively. For the fiscal years ended March 31, 1998, 1997 and 1996, the total advisory fees incurred by the Income Fund were $110,478, $119,230 and $131,344, respectively.

  The Investment Adviser has agreed to waive its fee to the extent that a Fund's ordinary operating expenses during any fiscal year, including the fee of the Investment Adviser, exceed 1.5% of the average daily net assets of the Fund. Expenses that are not subject to this limitation are interest, taxes, brokerage commissions and extraordinary items such as litigation costs. For the fiscal years ended March 31, 1998, 1997 and 1996, the Investment Adviser was not required to reimburse the Trust for any expenses in excess of any applicable expense limitation or to waive its fees.

  The Investment Advisory and Management Agreement (as amended) was approved
(i) at the May 1, 1998 meeting of the Board of Trustees by a majority of the Trustees who are neither parties to the Agreement nor interested persons, as defined in the Investment Company Act of 1940, of any such party, and (ii) by a majority of the Growth Fund's outstanding shares at a special meeting of Shareholders held on July 19, 1988. An Amendment to the Investment Advisory and Management Agreement by which the Investment Adviser agreed to render services to the Income Fund was approved (i) at the November 24, 1992 meeting of the Board of Trustees by a majority of the Trustees who are neither parties to the Agreement nor interested persons, as defined in the Investment Company Act of 1940, of any such party, and (ii) by a majority of the Income Fund's outstanding shares by written consent on December 1, 1992. Unless earlier terminated as described below, the Investment Advisory and Management Agreement, as amended, will continue in effect until July 31, 1999, and thereafter if approved annually (i) by the Board of Trustees of the Trust or by a majority of the outstanding Shares of the Trust (as defined under "SHAREHOLDER VOTING RIGHTS") and (ii) by a majority of Trustees who are not parties to such Agreement or interested persons, as defined in the Investment Company Act of 1940, of any such party. The Agreement is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the Shareholders.

  The Investment Adviser also provides the Trust with certain portfolio accounting services under the terms of a Portfolio Accounting Services Agreement (the "Accounting Agreement"). The Investment Adviser maintains the accounting books and records pertaining to each Fund that constitute the record forming the basis for financial statements of the Funds; maintains capital stock accounts for each Fund; prepares a daily trial balance for each Fund; calculates the net asset value of each Fund; maintains all records of a financial nature to each Fund's transactions; and processes special ledgers and other reports when requested.

  Under the Accounting Agreement in effect since November 1, 1994, the Investment Adviser receives as compensation for its accounting services to the Trust, an annual fee which is computed and accrued daily and payable monthly. The Investment Adviser receives an annual fee of .01 of 1% of average daily net assets; but such fee shall not exceed $15,000 per Fund per annum. In addition, the Investment Adviser receives an equipment fee of $50 per Fund per month and is reimbursed for its out-of-pocket costs for obtaining securities pricing services, the license for use of portfolio accounting software, and other out-of-pocket costs which are incurred in providing the pricing and software services. For the fiscal years ended March 31, 1998, 1997 and 1996, the total portfolio accounting services fees incurred by the Growth Fund were $19,640, $17,043 and $12,099, respectively. For the fiscal years ended March 31, 1998, 1997 and 1996, the total portfolio accounting services fees incurred by the Income Fund were $18,709, $19,543 and $19,588, respectively.

  The Accounting Agreement was approved at the October 25, 1994 meeting of the Board of Trustees by a majority of the Trustees who are neither parties to the Accounting Agreement nor interested persons, as defined in the Investment Company Act of 1940, of any such party. The Accounting Agreement shall continue in effect until terminated. The Accounting Agreement may be terminated by either party upon sixty days' prior written notice; provided, however, that the Trust may terminate the Accounting Agreement without prior notice in order to preserve the integrity of its records from material and continuing errors and omissions on the part of the Investment Adviser.

DISTRIBUTOR AND SHAREHOLDER SERVICE AGENT

  Wayne Hummer, with offices at 300 South Wacker Drive, Chicago, Illinois 60606 acts as Distributor of the Trust's Shares and Shareholder Service Agent. Pursuant to a Distribution Agreement and a Shareholder Service Agreement, Wayne Hummer directly or through other firms, as discussed below, provides information and services to existing and potential Shareholders such as: processing new Shareholder account applications; converting funds into or advancing federal funds for the purchase of Shares as well as transmitting purchase orders to the Trust's Transfer Agent; transmitting redemption requests to the Trust's Transfer Agent and transmitting the proceeds of redemption of Shares pursuant to Shareholder instructions when such redemption is effected through Wayne Hummer; providing telephonic and written communications with respect to Shareholder account inquiries and serving as the primary interface with existing and potential Shareholders in answering questions concerning the Trust and their transactions with the Trust; and providing literature distribution, advertising and promotion as is necessary or appropriate for providing information and services to existing and potential Shareholders. Wayne Hummer may be reimbursed by the Trust for certain out-of-pocket costs in connection with its services to existing Shareholders as Shareholder Service Agent including such costs as postage; data entry, modification and printout; stationery; tax forms and all external forms or printed material, though it does not receive a fee from the Trust nor is it reimbursed from the Trust for any expenses it incurs in its capacity as Distributor of the Trust's Shares.

  As of January 1, 1991 the Investment Adviser entered into an Agreement with Wayne Hummer whereby the Investment Adviser agreed to pay to Wayne Hummer the following: (a) for distribution services rendered to the Trust under the Distribution Agreement, an amount equal to 35% of the gross revenues generated from the rendering of investment advisory services to the Trust, not to exceed in the aggregate for a particular fiscal year, however, the net profit (before taxes and before payment of the fees so payable) earned by the Investment Adviser for such year for the rendering of such advisory services, and (b) for services rendered by Wayne Hummer to Trust Shareholders under the Shareholder Service Agreement, an amount equal to 130% of the unreimbursed overhead and labor expenses incurred by Wayne Hummer in rendering such services. The Agreement also provides for similar payments to be made by the Investment Adviser to Wayne Hummer for distribution and shareholder services rendered to WHMFT and its shareholders.

  Wayne Hummer may appoint various broker-dealer firms to assist in providing distribution services for the Trust and may appoint broker-dealers and other firms (including depository institutions such as commercial banks and savings and loan associations) to provide administrative services for their clients as Shareholders of the Trust under service agreements. Wayne Hummer may pay these broker-dealers and other firms a fee for their services.

  The following persons, all of whom, except as specified, are located at 300 South Wacker Drive, Chicago, Illinois 60606, have been members or employees of Wayne Hummer, and partners of Wayne Hummer's predecessor Wayne Hummer & Co., for at least the past five years, and are presently members of Wayne Hummer:
William B. Hummer; Philip Wayne Hummer; Harry Flagg Baum; William A. Rogers; Robert F. Kahlfeldt; Philip M. Burno; Joseph A. Piekarczyk; G. Ted Becker; Steven R. Becker; W. Douglas Carroll; Richard J. Kosarek; Raymond L. Kratzer; Jean E. Williams; Linda C. Becker; Thomas J. Rowland; Laura A. Kogut; David P. Poitras; Richard Wholey, Jr.; Peder H. Culver; Daniel G. Hack; Ronald A. Tyrpin; Larry H. Weisz; and Floyd E. Siegel. The George E. Barnes Family Trust(6) is a Class C Member of Wayne Hummer and prior to April 1, 1996 had been a limited partner of Wayne Hummer since April, 1986, and Robert H. Chase(7) is a Class D Member of Wayne Hummer and prior to April 1, 1996, had been a limited partner of Wayne Hummer & Co.(7) since January, 1992.

                             BROKERAGE ALLOCATION

  The Investment Adviser determines the securities to be purchased, held and sold by the Funds and places all orders subject to the general supervision of the Board of Trustees. Transactions are allocated among various broker-dealers by the Investment Adviser in its best judgment. In placing such orders, the Investment Adviser primarily is concerned with obtaining the best combination of price and execution. This does not mean that the Fund must base their execution decisions solely on whether the lowest possible price or commission costs may be obtained. In seeking to achieve the best combination of price and execution, an effort will be made to evaluate the overall quality and reliability of broker-dealers and the services they provide, including their general execution capability, reliability and integrity, willingness to take positions in securities, general operational capabilities and financial condition. The Investment Adviser is authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, to pay a commission to a broker-dealer that may be greater than the commission another broker-dealer would have charged for effecting the transaction if the Investment Adviser determines that the commission is reasonable in relation to the value of brokerage and research services provided. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; and furnishing analysis and reports concerning issuers and industries, securities, economic factors, trends and portfolio strategy. It is not possible to place a
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(6) George E. Barnes, grantor of the Family Trust, was a founding partner of Wayne Hummer & Co. and was a general partner through March, 1986. Mr. Barnes' address is 46-730 Amir Drive, Palm Desert, California 92260.
(7) Robert H. Chase was a general partner of Wayne Hummer & Co. through December, 1991. His address is 1246 Nicolet Circle, Appleton, Wisconsin 54915.

monetary value on such research services. Since such research and statistical services only supplement the Investment Adviser's own research efforts and any information received must be analyzed, weighed and reviewed by the Investment Adviser's staff, the receipt of such information is not expected to reduce materially the Investment Adviser's cost of performing its obligations under its advisory agreement with the Trust. The information received may be made available to Wayne Hummer for use in serving its customers. Likewise, information available to Wayne Hummer may be made available to the Investment Adviser in serving the Trust and its other clients. Fund securities will not be purchased from or sold to Wayne Hummer or the Investment Adviser or an affiliate, as defined in the Investment Company Act of 1940, of either. The total brokerage commissions and other transaction costs paid by the Trust in connection with the purchase or sale of portfolio securities for the Growth Fund for the fiscal years ended March 31, 1998, 1997, and 1996, were $18,432, $24,203, and $30,300, respectively. For the fiscal years ended March 31, 1998, 1997, and 1996, the Trust paid no brokerage commissions or other transaction costs in connection with the purchase or sale of portfolio securities for the Income Fund.

                            PERFORMANCE INFORMATION

  As described in the Prospectus, each Fund of the Trust's historical performance may be shown in the form of "average annual total return," "total return" and "yield" figures. These various measures of performance are described below.

  Average annual total return and total return measure both the net income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments of the Funds. Yield is an annualized measure of the net investment income per share earned over a specific one-month or 30-day period expressed as a percentage of the net asset value of the particular Fund.

  The Fund's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. The average annual total return for a specific period is determined by assuming a hypothetical $1,000 investment in the Fund's shares on the first day of the period at the then effective net asset value per share ("initial investment"), and computing the ending redeemable value ("redeemable value") of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends by the Funds have been reinvested at net asset value on the reinvestment dates during the period. Average annual total return figures for the Growth Fund for the one-, five- and ten-year periods ended March 31, 1998 are 40.57%, 15.39% and 14.55%, respectively, and from the date the Growth Fund commenced operations through March 31, 1998 (a 171-month period) the average annual total return is 14.10%. Average annual total return figures for the Income Fund for the one- and five-year periods ended March 31, 1998 are 11.25% and 6.55%, respectively, and from the date the Income Fund commenced operations through March 31, 1998 (a 64-month period) the average annual total return is 6.97%.

  The calculation of the Fund's total return is not subject to a standardized formula. Total return performance for a specific period is calculated by first taking an investment (assumed to be $1,000) in the Fund's shares on the first day of the period at the then effective net asset value per share ("initial investment") and computing the ending redeemable value ("redeemable value") of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the difference by the initial investment and expressing the result as a percentage. This calculation assumes that all income and capital gains dividends by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total return figures for the Growth Fund for the one-, five- and ten-year periods ended

March 31, 1998, are 40.57%, 104.60% and 289.09% and from the date the Growth Fund commenced operations through March 31, 1998 (a 171-month period) the total return is 555.39%, respectively. Total return figures for the Income Fund for the one- and five-year periods ended March 31, 1998, are 11.25% and 37.33% and from the time the Income Fund commenced operations through March 31, 1998 (a 64-month period) is 43.24%.

  The yield for the particular Fund is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. The Growth Fund's yield based upon the one-month period ended March 31, 1998 was .84%. The Income Fund's yield based upon the one-month period ended March 31, 1998 was 5.75%. Each Fund's yield is computed by dividing the net investment income per share earned during the specific one-month or 30-day period by the offering price per share on the last day of the period, according to the following formula:

                                   (a - b + 1)/6/
                        Yield = 2 [-------------- - 1]
                                         cd

Where: a = dividends and interest earned during the period.
       b = expenses accrued for the period (net of reimbursements).
       c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
       d = the offering price per share on the last day of the period.

  In computing yield, the Funds follow certain standardized accounting practices specified by Securities and Exchange Commission rules. These practices are not necessarily consistent with those that the Funds use to prepare their annual and interim financial statements in accordance with generally accepted accounting principles.

  The particular Fund's performance quotations are based upon historical results and are not necessarily representative of future performance. The particular Fund's shares are sold at net asset value, and performance figures and net asset value will fluctuate. Factors affecting the Trust's performance include general market conditions, operating expenses and investment management. Shares of each particular Fund are redeemable at net asset value, which may be more or less than original cost.

                           SHAREHOLDER VOTING RIGHTS

  See "DESCRIPTION OF SHARES--Shareholder Voting Rights" in the Prospectus for a discussion of those matters in connection with which Shareholders are entitled to vote. As a general rule the Trust will not hold annual or other meetings of Trust Shareholders; provided, however, that with respect to the election of Trustees, the Trust will, in accordance with the Investment Company Act of 1940, hold a Shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by Shareholders, and, if as a result of a vacancy in the Board of Trustees less than two-thirds of the Trustees holding office have been elected by the Shareholders, that vacancy will be filled only by a vote of the Shareholders. In addition, Trustees may be removed from office by a vote of the holders of at least two-thirds of the outstanding Shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding Shares. Upon the written request of the holders of Shares having a net asset value of $25,000 or constituting 1% of the outstanding Shares of each Fund stating that such Shareholders wish to communicate with the other Shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of Shareholders or to disseminate appropriate materials (at the expense of the requesting Shareholders).

  The Trust Agreement specifically authorizes the Board of Trustees to terminate the Trust without Shareholder approval by notice to the Shareholders. The Investment Company Act of 1940, however, prohibits an investment company from changing the nature of its business so as to cease to be an investment company unless such action is authorized by the vote of a majority of its outstanding Shares.

OTHER MATTERS

  The Trust is a trust of the type commonly known as a "Massachusetts business trust." The Trust Agreement and the By-Laws of the Trust are designed to make the Trust similar in many respects to a Massachusetts business corporation. Unlike a corporation, a Massachusetts business trust is not required to issue share certificates. Unless terminated by vote of Shareholders holding at least a majority of the outstanding Shares of a Fund entitled to vote or by the Trustees by written notice to the Shareholders, the Fund will continue without limitation as to duration. As used in this Statement of Additional Information, the term "majority of the outstanding Shares" of the Fund means the vote of the lesser of (1) the holders of 67% or more of the Shares of the Fund present or represented by proxy at a meeting, if the holders of more than 50% of the outstanding Shares of the Fund are present or represented by proxy, or (2) the holders of more than 50% of the outstanding Shares of the Fund.

                             SHAREHOLDER LIABILITY

  Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust, which is not the case with a corporation.

  The Trust Agreement provides that Shareholders shall not be subject to any personal liability to any person extending credit to, contracting with or having any claims against the Trust and that every written agreement, obligation, instrument or undertaking made by the Trust shall contain a provision that the same is not binding upon the Shareholders personally. The law firm of Ropes & Gray, Boston, Massachusetts, which supervised the organization of the Trust under Massachusetts law, is of the opinion that, pursuant to Massachusetts law, Shareholders will not be liable personally for contract claims under any such agreement, obligation, instrument or undertaking governed by Massachusetts law and containing such provision when adequate notice of such provision is given. With respect to other claims, a Shareholder may be held personally liable to the extent that claims are not satisfied by the Trust. Upon payment of any such liability, however, the Trust Agreement provides that Shareholders will be entitled to reimbursement from the general assets of the Trust.

  The Trustees intend to conduct the operations of the Trust, with the advice of counsel, in such a way so as to avoid, as far as possible, ultimate liability of the Shareholders for liabilities of the Trust. The Trust is covered by insurance which the Trustees consider adequate to cover foreseeable tort claims.

LIMITATION OF LIABILITY

  The Trust Agreement provides that the Trust shall indemnify the Trustees and officers of the Trust against liability arising in connection with the affairs of the Trust to the fullest extent permitted by law. The Trust Agreement also provides that all third persons shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust.

                                  TRUST NAME

  The Board of Trustees voted to change the name of the Trust from "Wayne Hummer Growth Fund Trust" to "Wayne Hummer Investment Trust" effective December 1, 1992.

  Pursuant to an agreement with the Investment Adviser, the Trust has been granted a non-exclusive license ("License") to use the trade name and service mark "Wayne Hummer" (the "Name"), a registered service mark of Wayne Hummer, without charge for as long as the Trust is solvent, Wayne Hummer Management Company is the Investment Adviser to the Trust and Wayne Hummer is the Distributor and Shareholder Service Agent. If Wayne Hummer Management Company ceases to act as Investment Adviser or if Wayne Hummer ceases to act as Distributor and Shareholder Service Agent, then the Trust will be required to change its name and to deliver to Wayne Hummer Management Company for destruction all materials in which the Name is used. Wayne Hummer Management Company may exercise control over use of the Name and the Trust has agreed to indemnify Wayne Hummer Management Company against expenses or losses which may arise from the Trust's misuse of the Name or out of any breach of the License regarding the use of the Name. The Investment Adviser has entered into a similar non-exclusive license for use of the Name with Wayne Hummer Money Fund Trust.

                  PURCHASE, REDEMPTION AND PRICING OF SHARES

  For a discussion of the manner in which Trust shares are offered to the public, see "PURCHASE OF SHARES" in the Prospectus. Additionally, an investor in the Trust may purchase additional Trust shares through automatic reinvestment of dividends. See "DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS" in the Prospectus. For a full description of redemption procedures, see "REDEMPTION OF SHARES" in the Prospectus.

DETERMINATION OF NET ASSET VALUE

  The purchase price for each of the Fund Shares is the net asset value per Share which is determined on each day the New York Stock Exchange is open for trading as of the close of regular session trading on the New York Stock Exchange (generally 3:00 p.m. Chicago time) on each business day and at 3:00 p.m. Chicago time on each other day during which there is a sufficient degree of trading in securities of the particular Fund so as to affect materially the net asset value of the Shares of such Fund. The net asset value per Share for each Fund is computed by dividing the value of the portfolio of securities of the particular Fund plus any other assets minus all liabilities by the total number of such Fund's Shares outstanding. Expenses, including the fees payable to the Investment Adviser and the Distributor and Shareholder Service Agent, are accrued daily.

  In valuing the Growth Fund securities, each listed and unlisted security for which last sale information is regularly reported is valued at the last reported sale price on that day. If there has been no sale on such day, the last reported sale price prior to that day is utilized if such sale is between the closing bid and asked price of the current day. If the last sale price on a prior day is not between the current day's closing bid and asked prices, then the value of such security is taken to be the mean between the current day's bid and asked prices. In valuing the Income Fund's securities, fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Any unlisted security for which last sale information is not regularly reported or any listed debt security which has an inactive listed market for which over-the-counter market quotations are readily available is valued at the highest closing bid price determined on the basis of reasonable inquiry. Restricted securities and any other securities or other assets for which market quotations are not readily available are valued by appraisal at their fair values as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Trustees. Debt securities having a remaining maturity of less than sixty days are valued at cost adjusted for amortization of premiums and accretion of discounts.

                                     TAXES

  Please refer to information concerning taxes which is found in the Prospectus under the heading "TAXES," which is incorporated herein by reference. The following discussion relates to both Funds.

FEDERAL INCOME TAX

  All distributions of net investment income and net short-term capital gains will be taxable to Shareholders as ordinary income whether received in cash or reinvested in additional Shares. Distributions of long-term capital gains, whether received in cash or reinvested in additional Shares, will be taxable to Shareholders as long-term capital gains, regardless of the length of time the Shareholder has held Shares in a Fund. Under current law, ordinary income distributions and capital gain distributions received by corporate Shareholders will be taxed at the same rate. However, capital gain distributions received by individual Shareholders will be taxed at a maximum rate of 20% (for assets held by the Funds for more than 1 year). Since distributions reduce net asset value, an investor purchasing Shares shortly before a record date will, in effect, receive a return of a portion of his or her investment in such distribution, but the distribution will be taxable. If the net asset value of Shares is reduced by distributions below a Shareholder's cost, such distributions would be taxable even though constituting a return of investment. However, for federal income tax purposes the Shareholder's original cost continues as the tax basis of the Shares and on redemption his or her capital gain or loss generally is the difference between the original cost and the redemption proceeds.

  Any loss recognized on the disposition of Shares held for six months or less will be treated as long-term capital loss to the extent that the Shareholder has received any long-term capital gain distributions on such Shares.

  A Fund's options, futures and foreign currency transactions are subject to special tax provisions that may accelerate or defer recognition of certain gains or losses, change the character of certain gains or losses, or alter the holding periods of certain of the Fund's securities.

  The mark-to-market rules of the Code may require a Fund to recognize unrealized gains and losses on certain options and futures held by a Fund at the end of the fiscal year. Under these provisions, 60% of any capital gain net income or loss recognized will generally be treated as long-term and 40% as short-term. In addition, the straddle rules of the Code would require deferral of certain losses realized on positions of a straddle to the extent that a Fund had unrealized gains in offsetting positions at year end.

  A 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution generally is the sum of 98% of a Fund's net investment income for the calendar year plus 98% of its capital gain net income for the one-year period ending October 31. Each Fund intends to declare or distribute dividends during the calendar year in an amount sufficient to prevent imposition of the 4% excise tax.

  Shareholders who are non-resident aliens are subject to U.S. withholding tax on ordinary income dividends (whether received in cash or shares) at a rate of 30% or such lower rate as prescribed by an applicable tax treaty.

OTHER TAXES

  The Trust may be subject to tax in certain states where it does business. Further, in those states which have income tax laws, the tax treatment of the Trust and of Shareholders may differ from federal income tax treatment. Shareholders are advised to consult their own tax advisors regarding specific questions as to federal, state or local taxes.

                             INDEPENDENT AUDITORS

  The Trust's independent auditors are Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, who audit and report on the Trust's annual financial statements, review certain regulatory reports and the Trust's federal income tax return, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Trust. The selection of independent auditors is subject to ratification by the Trust's Shareholders when Shareholders' meetings are held.

               CUSTODIAN AND TRANSFER AND DIVIDEND PAYING AGENT

  State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, acts as Custodian for the Trust's assets and as the Trust's Transfer and Dividend Paying Agent.

  The Custodian is responsible for holding all securities and cash of the Trust, receiving and paying for securities purchased, receiving payment for and delivering securities sold, receiving and collecting income from investments, making all payments covering expenses of the Trust, and performing other administrative duties, all as directed by authorized persons. The Custodian does not perform any advisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Trust. The Trust has authorized the Custodian to deposit certain portfolio securities in central depository systems as permitted under federal law. The Trust may invest in obligations of the Custodian and may purchase or sell securities from or to the Custodian.

                                 LEGAL COUNSEL

  The law firm of Vedder, Price, Kaufman & Kammholz, Chicago, Illinois, acts as legal counsel for the Trust. The law firm of Bell, Boyd & Lloyd, Chicago, Illinois, acts as special counsel to those Trustees who are not interested persons, as defined in the Investment Company Act of 1940, of the Trust.

                            REPORTS TO SHAREHOLDERS

  The Trust sends to its Shareholders various financial reports ("Reports") such as unaudited semi-annual financial statements and fiscal year-end financial statements audited by the Trust's independent auditors. To reduce expenses, only one copy of most Reports may be mailed to all accounts with the same social security or taxpayer identification number or to all Shareholders in the same household. Shareholders may call or write Wayne Hummer to request that copies of Reports be mailed to each account with a common taxpayer number or to two or more Shareholders in the same household.

                      FINANCIAL STATEMENTS AND REPORT OF
                             INDEPENDENT AUDITORS

  The financial statements and the report of independent auditors contained in the Growth Fund's and the Income Fund's annual report to Shareholders (each entitled "Annual Financial Statements (Audited)") for the fiscal year ended March 31, 1998, were filed with the Securities and Exchange Commission on May 22, 1998 and are incorporated herein by reference. The Trust's "Annual Financial Statements (Audited)," unless previously received, must accompany this Statement of Additional Information.